================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-Q

  QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANY

                  Investment Company Act file number 811-07255

                      Oppenheimer International Bond Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                     Date of fiscal year end: September 30

                      Date of reporting period: 06/30/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited

                                                                                            Principal
                                                                                               Amount                        Value
                                                                                         ------------                 ------------
U.S. GOVERNMENT OBLIGATIONS-0.2%
U.S. Treasury Bills:
0.10%, 11/3/11(1)                                                                        $  2,000,000                 $  1,999,756
0.101%, 12/1/11(1,2)                                                                       31,200,000                   31,192,044
                                                                                                                      ------------
Total U.S. Government Obligations (Cost $33,185,294)                                                                    33,191,800

FOREIGN GOVERNMENT OBLIGATIONS-73.5%
ARGENTINA-0.9%
Argentina (Republic of) Bonds:
2.50%, 12/31/38(3)                                                                         28,590,000                   12,508,125
7%, 10/3/15                                                                                83,545,000                   81,173,240
Argentina (Republic of) Sr. Unsec. Bonds,
Series X, 7%, 4/17/17                                                                      26,020,000                   23,931,890
Provincia de Buenos Aires Sr. Unsec. Unsub.
Nts., 10.875%, 1/26/21(4)                                                                  12,010,000                   11,229,350
                                                                                                                      ------------
                                                                                                                       128,842,605

AUSTRALIA-2.1%
Australia (Commonwealth of) Sr. Unsec. Bonds:
Series 119, 6.25%, 4/15/15                                                                 13,195,000   AUD             14,857,211
Series 120, 6%, 2/15/17                                                                    38,970,000   AUD             43,978,972
New South Wales Treasury Corp. Sr. Unsec. Unsub. Nts., Series 16, 6%, 4/1/16              163,305,000   AUD            180,340,663
Queensland Treasury Corp. Sr. Unsec. Unsub. Nts., Series 16, 6%, 4/21/16                   40,550,000   AUD             44,607,523
                                                                                                                      ------------
                                                                                                                       283,784,369

AUSTRIA-0.7%
Austria (Republic of) Bonds, 4.35%, 3/15/19(4)                                             33,345,000   EUR             51,862,263
Austria (Republic of) Sr. Unsec. Unsub. Bonds, Series 2, 4.65%, 1/15/18                    26,960,000   EUR             42,767,752
                                                                                                                      ------------
                                                                                                                        94,630,015

BELGIUM-1.0%
Belgium (Kingdom of) Bonds, Series 52, 4%, 3/28/18                                         71,465,000   EUR            105,372,685
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17                                  21,055,000   EUR             33,572,982
                                                                                                                      ------------
                                                                                                                       138,945,667

BRAZIL-5.2%
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/1/17                                                                               883,992,000   BRR            513,665,822
10%, 1/1/21                                                                               279,002,000   BRR            156,341,407
12.065%, 5/15/45(5)                                                                        32,095,000   BRR             42,666,197
                                                                                                                      ------------
                                                                                                                       712,673,426

CANADA-2.7%
Canada (Government of) Nts.:
3%, 12/1/15                                                                               205,630,000   CAD            220,117,592
3.75%, 6/1/19                                                                              56,175,000   CAD             61,842,300
4%, 6/1/17                                                                                 81,305,000   CAD             91,078,123
                                                                                                                      ------------
                                                                                                                       373,038,015

1 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                      Principal
                                                                                         Amount                       Value
                                                                                ---------------                ------------
COLOMBIA-0.7%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28(4)                             16,413,000,000   COP           $ 11,720,125
Colombia (Republic of) Bonds, 7.375%, 9/18/37                                       17,650,000                   22,327,250
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                                    18,875,000                   23,622,063
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41                            29,570,000                   32,305,225
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17                                  9,320,000                   11,482,240
                                                                                                                -----------
                                                                                                                101,456,903

DENMARK-0.3%
Denmark (Kingdom of) Bonds, 4%, 11/15/19                                           208,165,000   DKK             43,308,835
DOMINICAN REPUBLIC-0.1%
Dominican Republic Bonds, 7.50%, 5/6/21(4)                                          12,570,000                   13,135,650
FINLAND-0.2%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17                       21,635,000   EUR             33,173,165
FRANCE-0.2%
France (Government of) Bonds, 4%, 4/25/60                                           17,995,000   EUR             24,782,490
GERMANY-5.7%
Germany (Federal Republic of) Bonds:
0.50%, 6/15/12                                                                      62,775,000   EUR             90,244,047
3.50%, 7/4/19(2)                                                                   128,285,000   EUR            195,347,110
Series 07, 4.25%, 7/4/39                                                            42,145,000   EUR             66,119,575
Series 08, 4.25%, 7/4/18                                                           138,790,000   EUR            221,520,779
Series 157, 2.25%, 4/10/15                                                         135,420,000   EUR            197,959,500
                                                                                                                -----------
                                                                                                                771,191,011

GHANA-0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17(4)                                        10,185,000                   11,559,975
GREECE-0.2%
Hellenic Republic Sr. Unsec. Unsub. Bonds, 30 yr.:
4.50%, 9/20/37                                                                      44,630,000   EUR             28,056,360
4.60%, 9/20/40                                                                       4,760,000   EUR              2,924,696
                                                                                                                -----------
                                                                                                                 30,981,056

HUNGARY-3.0%
Hungary (Republic of) Bonds:
Series 16/C, 5.50%, 2/12/16                                                      7,956,700,000   HUF             40,976,533
Series 17/B, 6.75%, 2/24/17                                                     26,704,200,000   HUF            142,208,047
Series 19/A, 6.50%, 6/24/19                                                     18,154,000,000   HUF             93,710,437
Series 20/A, 7.50%, 11/12/20                                                    12,584,000,000   HUF             69,100,642
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41                             10,835,000                   11,742,431
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21                       41,925,000                   44,440,500
                                                                                                                -----------
                                                                                                                402,178,590

INDONESIA-1.1%
Indonesia (Republic of) Nts., 6.875%, 1/17/18(4)                                    33,390,000                   39,233,250
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21(4)                         27,140,000                   27,920,275
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38(4)                          35,555,000                   44,754,856
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds, 6.625% 2/17/37(4)                   8,990,000                   10,046,325

2 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                     Principal
                                                                                        Amount                        Value
                                                                              ----------------                 ------------
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35(4)                       $     19,610,000                 $ 26,473,500
                                                                                                               ------------
                                                                                                                148,428,206

ITALY-3.7%
Italy (Republic of) Bonds:
3.75%, 3/1/21                                                                       85,780,000   EUR            115,284,523
4%, 9/1/20                                                                         119,345,000   EUR            165,074,014
5%, 9/1/40                                                                          36,870,000   EUR             48,989,386
Italy (Republic of) Treasury Bonds, 3.75%, 12/15/13                                122,855,000   EUR            179,766,343
                                                                                                               ------------
                                                                                                                509,114,266

IVORY COAST-0.0%
Ivory Coast (Republic of) Sr. Unsec. Bonds, 2.50%, 12/31/32(4,6)                     3,030,000                    1,613,475
JAPAN-21.9%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29                 45,399,000,000   JPY            589,565,552

Japan (Government of) Sr. Unsec. Unsub. Bonds:
2 yr., Series 304, 0.20%, 5/15/13                                               44,539,000,000   JPY            553,559,383
5 yr., Series 91, 0.40%, 9/20/15                                                54,874,000,000   JPY            682,812,387
5 yr., Series 96, 0.50%, 3/20/16                                                61,562,000,000   JPY            767,921,811
10 yr., Series 307, 1.30%, 3/20/20                                              30,257,000,000   JPY            387,008,848
                                                                                                              -------------
                                                                                                              2,980,867,981

KOREA, REPUBLIC OF SOUTH-1.4%
Korea (Republic of) Sr. Unsec. Bonds, Series 2006, 5%, 6/10/20                 110,821,000,000   KRW            109,523,305
Korea (Republic of) Sr. Unsec. Monetary
Stabilization Bonds:
Series 1208, 3.81%, 8/2/12                                                      32,639,000,000   KRW             30,615,208
Series 1210, 3.28%, 10/2/12                                                     35,050,000,000   KRW             32,662,010
Korea (Republic of) Sr. Unsec. Unsub. Nts., 5.125%, 12/7/16                         11,887,000                   13,121,061
                                                                                                               ------------
                                                                                                                185,921,584

MALAYSIA-0.9%
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16                                                       138,200,000   MYR             47,344,267
Series 0309, 2.711%, 2/14/12                                                       200,330,000   MYR             66,402,080
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21(7,8)                                  15,175,000                   15,148,975
                                                                                                               ------------
                                                                                                                128,895,322

MEXICO-3.8%
United Mexican States Bonds:
5.625%, 1/15/17                                                                      9,315,000                   10,633,073
Series M, 6.50%, 6/10/21(3)                                                      1,414,100,000   MXN            116,683,027
Series M20, 7.50%, 6/3/27(3)                                                     1,046,930,000   MXN             88,768,773
Series M10, 7.75%, 12/14/17                                                        534,220,000   MXN             48,851,570
Series M10, 8%, 12/17/15                                                           297,000,000   MXN             27,206,707
Series M20, 8.50%, 5/31/29(3)                                                      253,350,000   MXN             23,268,948
Series M20, 10%, 12/5/24(3)                                                      1,731,340,000   MXN            182,601,991
United Mexican States Nts., 6.75%, 9/27/34                                           4,420,000                    5,160,350

3 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                            Principal
                                                                                               Amount                        Value
                                                                                       --------------                 ------------
United Mexican States Sr. Nts., 5.75%, 10/12/2110                                      $    8,860,000                 $  8,306,250
                                                                                                                      ------------
                                                                                                                       511,480,689

NORWAY-0.1%
Norway (Kingdom of) Bonds, Series 471, 5%, 5/15/15                                         71,755,000   NOK             14,439,830
PANAMA-0.3%
Panama (Republic of) Bonds:
7.25%, 3/15/15                                                                              9,010,000                   10,658,830
8.875%, 9/30/27                                                                             6,640,000                    9,445,400
9.375%, 4/1/29                                                                              6,770,000                   10,087,300
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26                                          7,870,000                    9,739,125
                                                                                                                      ------------
                                                                                                                        39,930,655

PERU-1.0%
Peru (Republic of) Bonds, 7.35%, 7/21/25                                                   30,020,000                   36,819,530
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20(4)                                     212,250,000   PEN             85,241,206
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50(4)                            13,630,000                   12,914,425
                                                                                                                      ------------
                                                                                                                       134,975,161

PHILIPPINES-0.2%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34                     7,515,000                    8,247,713
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 4.95%, 1/15/21                      652,000,000   PHP             15,047,531
                                                                                                                      ------------
                                                                                                                        23,295,244

POLAND-2.5%
Poland (Republic of) Bonds:
Series 0415, 5.50%, 4/25/15                                                                98,230,000   PLZ             36,348,753
Series 0416, 5%, 4/25/16                                                                  520,525,000   PLZ            188,411,907
Series 1015, 6.25%, 10/24/15                                                              161,235,000   PLZ             61,097,413
Series 1017, 5.25%, 10/25/17                                                               26,110,000   PLZ              9,441,962
Poland (Republic of) Sr. Unsec. Nts.:
5.125%, 4/21/21                                                                            23,580,000                   24,434,775
6.375%, 7/15/19                                                                            15,070,000                   17,255,150
                                                                                                                      ------------
                                                                                                                       336,989,960

QATAR-0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20(4)                                               11,640,000                   12,466,440
Qatar (State of) Sr. Unsec. Nts., 6.40%, 1/20/40(4)                                         5,400,000                    5,994,000
                                                                                                                      ------------
                                                                                                                        18,460,440

RUSSIA-0.1%
Russian Federation Bonds, 5%, 4/29/20(4)                                                    9,040,000                    9,367,700
SOUTH AFRICA-3.4%
South Africa (Republic of) Bonds:
5.50%, 3/9/20                                                                              13,080,000                   14,355,300
Series R209, 6.25%, 3/31/36                                                               369,540,000   ZAR             40,370,789
Series R208, 6.75%, 3/31/21                                                               320,500,000   ZAR             42,091,066
Series R213, 7%, 2/28/31                                                                  237,600,000   ZAR             29,178,965
Series R207, 7.25%, 1/15/20                                                             1,108,960,000   ZAR            152,352,027
Series R204, 8%, 12/21/18                                                                 430,290,000   ZAR             62,598,738

4 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                        Principal
                                                                           Amount                        Value
                                                                      -----------                  -----------
Series R186, 10.50%, 12/21/26                                         716,260,000   ZAR           $122,706,318
                                                                                                  ------------
                                                                                                   463,653,203

SPAIN-1.8%
Spain (Kingdom of) Bonds, 5.50%, 7/30/17                               19,320,000   EUR             29,018,944
Spain (Kingdom of) Sr. Unsub. Bonds, 4.10%, 7/30/18                   153,475,000   EUR            211,212,296
                                                                                                  ------------
                                                                                                   240,231,240

SRI LANKA-0.1%
Sri Lanka (Democratic Socialist Republic of) Sr.
Unsec. Nts., 6.25%, 10/4/20(4)                                          9,970,000                   10,019,850
SWEDEN-0.3%
Sweden (Kingdom of) Bonds, Series 1051, 3.75%, 8/12/17                208,710,000   SEK             34,826,576
THE NETHERLANDS-1.0%
Netherlands (Kingdom of the) Bonds:
4%, 7/15/18                                                            63,940,000   EUR             98,619,833
4%, 7/15/19                                                            19,980,000   EUR             30,867,938
                                                                                                  ------------
                                                                                                   129,487,771

TURKEY-1.6%
Turkey (Republic of) Bonds:
6.875%, 3/17/36                                                        17,955,000                   19,840,275
7%, 3/11/19                                                             9,650,000                   11,145,750
8.68%, 2/20/13(9)                                                     166,045,000   TRY             88,714,682
10.50%, 1/15/20(3)                                                     10,760,000   TRY              7,063,943
11%, 8/6/14                                                            63,670,000   TRY             41,269,772
Series CPI, 14.419%, 8/14/13(3)                                        21,120,000   TRY             19,227,372
Turkey (Republic of) Nts., 7.50%, 7/14/17                              12,420,000                   14,655,600
Turkey (Republic of) Unsec. Nts., 6%, 1/14/41                          18,230,000                   17,865,400
                                                                                                  ------------
                                                                                                   219,782,794

UKRAINE-0.7%
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds,
9.375%, 7/11/16(7,8)                                                    7,295,000                    7,295,000
Financing of Infrastructural Projects State
Enterprise Gtd. Nts., 8.375%, 11/3/17(4)                               15,050,000                   15,802,500
Ukraine (Republic of) Bonds, 7.75%, 9/23/20(4)                         14,640,000                   15,225,600
Ukraine (Republic of) Sr. Unsec. Nts.:
6.25%, 6/17/16(4)                                                      18,260,000                   18,241,740
6.75%, 11/14/17(4)                                                     22,470,000                   22,778,963
7.95%, 2/23/21(4)                                                      10,420,000                   10,914,950
                                                                                                  ------------
                                                                                                    90,258,753

UNITED KINGDOM-2.9%
United Kingdom Treasury Bonds:
2.25%, 3/7/14                                                          54,000,000   GBP             89,095,883
4.75%, 3/7/20                                                          96,385,000   GBP            172,379,979
4.75%, 12/7/38                                                         74,045,000   GBP            128,385,310
                                                                                                  ------------
                                                                                                   389,861,172

5 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                 Principal
                                                                                    Amount                       Value
                                                                              ------------                 -----------
URUGUAY-0.5%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36                         $ 20,090,000                 $25,413,850
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25                        13,000,000                  15,860,000
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22                       23,255,000                  30,208,245
                                                                                                           -----------
                                                                                                            71,482,095

VENEZUELA-1.0%
Venezuela (Republic of) Bonds, 9%, 5/7/23                                       52,010,000                  37,837,275
Venezuela (Republic of) Nts., 8.25%, 10/13/24                                    8,895,000                   6,093,075
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19                                                                 19,205,000                  13,971,638
12.75%, 8/23/22                                                                  2,950,000                   2,655,000
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38                                                                     38,520,000                  22,534,200
7.65%, 4/21/25                                                                  36,370,000                  23,731,425
9.375%, 1/13/34                                                                 15,475,000                  11,103,313
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18(4)                        21,165,000                  20,053,838
                                                                                                           -----------
                                                                                                           137,979,764
                                                                                                           -----------
Total Foreign Government Obligations (Cost $9,422,408,048)                                               9,995,045,503

CORPORATE BONDS AND NOTES-15.3%
CONSUMER DISCRETIONARY-0.2%
HOTELS, RESTAURANTS & LEISURE-0.1%
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15(4)                       9,895,000                   9,746,575
MEDIA-0.1%
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22(4)                 15,210,000                  15,301,260
CONSUMER STAPLES-0.3%
BEVERAGES-0.1%
AmBev International Finance Co. Ltd., 9.50% Sr.Unsec. Unsub. Nts., 7/24/17(3)   11,985,000   BRR             7,809,430
FOOD & STAPLES RETAILING-0.1%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21(4)                                  15,075,000                  15,150,375

FOOD PRODUCTS-0.1%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15(4)                                      15,005,000                  16,110,869


ENERGY-3.4%
OIL, GAS & CONSUMABLE FUELS-3.4%
Afren plc, 11.50% Sr. Sec. Nts., 2/1/16(4)                                      12,325,000                  13,619,125
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15(4)                       11,200,000                  12,320,000
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20(4)                     5,965,000                   6,073,289
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37(4)                                                36,720,000                  40,208,400
8.146% Sr. Sec. Nts., 4/11/18(4)                                                18,820,000                  22,231,125
8.625% Sr. Sec. Nts., 4/28/34(4)                                                11,855,000                  14,901,735
9.25% Sr. Unsec. Unsub. Nts., 4/23/19(4)                                        25,645,000                  32,152,419
KazMunayGaz National Co., 6.375% Sr.
 Unsec. Bonds, 4/9/21(4)                                                        10,940,000                  11,635,784
KMG Finance Sub BV:
7% Sr. Unsec. Bonds, 5/5/20(4)                                                   8,400,000                   9,293,760

6 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                               Principal
                                                                                                  Amount                      Value
                                                                                           -------------               ------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
9.125% Sr. Unsec. Unsub. Nts., 7/2/18(4)                                                   $ 30,360,000                 $37,567,464
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20(4)                                                           27,090,000                  28,072,013
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22(4)                                                     5,525,000                   5,849,594
7.25% Sr. Unsec. Unsub. Nts., 11/5/19(4)                                                      4,390,000                   4,899,679
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14                                             20,240,000                  22,289,300
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21(4)                        9,020,000                   9,561,200
Pemex Project Funding Master Trust:
6.625% Sr. Unsec. Unsub. Nts., 6/15/38                                                        5,855,000                   6,169,132
6.625% Unsec. Unsub. Bonds, 6/15/35                                                          29,590,000                  31,336,520
Pertamina PT (Persero):
5.25% Nts., 5/23/21(4)                                                                       16,255,000                  16,450,060
6.50% Sr. Unsec. Nts., 5/27/41(4)                                                             7,240,000                   7,203,800
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20                                                        14,160,000                  15,166,861
7.875% Sr. Unsec. Nts., 3/15/19                                                              15,275,000                  18,563,158
Petroleos de Venezuela SA, 8.50% Sr. Nts., 11/2/17                                           23,970,000                  17,893,605
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21                                                        11,900,000                  12,536,650
6% Sr. Unsec. Unsub. Nts., 3/5/20                                                            14,380,000                  15,853,950
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19(4)                   17,320,000                  21,000,500
PT Adaro Indonesia, 7.625% Nts., 10/22/19(4)                                                 14,950,000                  16,669,250
Tengizchevroil LLP, 6.124% Nts., 11/15/14(4)                                                  6,435,846                   6,870,265
                                                                                                                        -----------
                                                                                                                        456,388,638
FINANCIALS-6.5%
CAPITAL MARKETS-0.1%
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69(7)                                    5,300,000                   5,936,000
Credit Suisse First Boston International, 6.80%
Export-Import Bank of Ukraine Nts., 10/4/12                                                   6,035,000                   6,216,050
                                                                                                                        -----------
                                                                                                                         12,152,050
COMMERCIAL BANKS-4.2%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15(4)                                               14,880,000                  14,880,000
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17(4)                                    11,700,000                  12,343,500
Banco BMG SA:
9.15% Nts., 1/15/16(4)                                                                       10,630,000                  11,267,800
9.95% Unsec. Unsub. Nts., 11/5/19(4)                                                          8,380,000                   8,861,850
Banco Cruzeiro do Sul SA, 8.25% Sr. Unsec. Nts., 1/20/16(4)                                   6,025,000                   5,934,625
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20(4)                                                                   7,160,000                   6,855,700
6.95% Sub. Nts., 11/7/21(3,4)                                                                 5,410,000                   5,626,400
Banco do Brasil SA, 8.50% Jr. Sub. Perpetual Bonds(4,10)                                      7,905,000                   9,189,563
Banco do Brasil SA (Cayman), 6% Sr. Unsec. Nts., 1/22/20(4)                                   7,320,000                   7,905,600
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20(4)                                 8,650,000                   9,536,625
Banco Votorantim SA, 5.25% Sr. Unsec. Unsub. Nts., 2/11/16(4)                                 6,015,000                   6,128,082

7 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                            Principal
                                                                                               Amount                        Value
                                                                                         ------------                -------------
COMMERCIAL BANKS CONTINUED
Bancolombia SA, 4.25% Sr. Unsec. Nts., 1/12/16(4)                                        $ 12,150,000                 $ 12,271,500
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16                                                              94,358,000   EUR            140,237,487
4.50% Sr. Sec. Nts., 7/13/21                                                               64,592,000   EUR             92,285,780
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15(4)                                        26,205,000                   27,415,671
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17(4)                                                         3,275,000                    3,324,125
9.25% Sr. Nts., 10/16/13(4)                                                                60,130,000                   65,842,350
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15(4)                                                          21,660,000                   22,756,581
6.375% Bonds, 4/30/22(3,4)                                                                 22,793,000                   22,337,140
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(6,7)                            550,000                           --
PrivatBank JSC/UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12(4)                       8,980,000                    9,072,135
Salisbury International Investments Ltd., 4.424%
Sec. Nts., Series 2006-003, Tranche E, 7/22/11(3,7)                                         2,400,000                    2,355,360
Turkiye Is Bankasi (Isbank), 5.10% Sr. Unsec. Nts., 2/1/16(4)                               9,045,000                    8,950,615
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20(4)                                 25,215,000                   26,957,357
VTB Capital SA:
6.315% Nts., 2/22/18(4)                                                                    15,040,000                   15,453,562
6.465% Sr. Sec. Unsub. Nts., 3/4/15(4)                                                      8,300,000                    8,820,410
6.551% Sr. Unsec. Nts., 10/13/20(4)                                                         8,755,000                    8,930,100
                                                                                                                       -----------
                                                                                                                       565,539,918

CONSUMER FINANCE-0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12(6)                                                 14,000,000                    1,520,400
DIVERSIFIED FINANCIAL SERVICES-0.5%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26(7)                                18,487,974                   17,471,136
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17                                            19,442,000   EUR             28,345,036
Banco Invex SA, 29.368% Mtg.-Backed Certificates, Series 062U, 3/13/34(3,5)                27,603,725   MXN              3,915,957
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts., 7/16/20(4)                                          6,010,000                    6,253,405
JPMorgan Hipotecaria su Casita:
7.812% Sec. Nts., 8/26/35(3,7)                                                             34,101,099   MXN              3,214,305
27.787% Mtg.-Backed Certificates, Series 06U, 9/25/35(3)                                   11,277,462   MXN              1,854,266
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts., 9/9/16                            10,500,000                   10,784,645
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97(4,11)                              5,310,000                    3,393,589
                                                                                                                       -----------
                                                                                                                        75,232,339
REAL ESTATE MANAGEMENT & DEVELOPMENT-0.1%
Country Garden Holdings Co., 11.125% Sr. Unsec. Nts., 2/23/18(4)                           12,055,000                   12,476,925
THRIFTS & MORTGAGE FINANCE-1.6%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16(4)                                     5,360,000                    5,601,200
WM Covered Bond Program:
4% Sec. Mtg. Nts., Series 2, 9/27/16                                                      124,355,000   EUR            183,252,758

8 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount             Value
                                                                             --------------      ------------
THRIFTS & MORTGAGE FINANCE CONTINUED
4.375% Sec. Nts., 5/19/14                                                        16,190,000  EUR $ 24,244,618
                                                                                                 ------------
                                                                                                  213,098,576

INDUSTRIALS-0.2%
CONSTRUCTION & ENGINEERING-0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24(4)                             15,044,584        17,022,947
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20(4)                            5,290,000         5,845,450
                                                                                                 ------------
                                                                                                   22,868,397

ROAD & RAIL-0.0%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20(4)             5,795,000         6,218,035

MATERIALS-1.5%
CHEMICALS-0.1%
Braskem Finance Ltd., 5.75% Sr. Unsec. Nts., 4/15/21(4)                          18,065,000        18,269,135

CONSTRUCTION MATERIALS-0.3%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20(4)                                  8,115,000         8,074,425
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16(4)                              8,940,000         9,286,425
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18(4)                                     8,280,000         8,466,300
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20(4)                  7,170,000         7,851,150
West China Cement Ltd., 7.50% Sr. Nts., 1/25/16(4)                                7,840,000         7,565,600
                                                                                                 ------------
                                                                                                   41,243,900

METALS & MINING-1.1%
Alrosa Finance SA, 7.75% Nts., 11/3/20(4)                                        12,010,000        13,090,900
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16(4)                       9,050,000         8,936,875
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19(4)                          5,700,000         6,248,625
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16(4)                         15,670,000        16,199,646
JSC Severstal, 6.70% Nts., 10/25/17(4)                                           14,820,000        15,116,400
Metinvest BV, 8.75% Sr. Unsec. Unsub. Nts., 2/14/18(4)                           12,030,000        12,511,200
Vedanta Resources plc:
8.25% Sr. Unsec. Nts., 6/7/21(4)                                                 18,100,000        18,326,250
9.50% Sr. Unsec. Nts., 7/18/18(4)                                                51,960,000        56,896,200
                                                                                                 ------------
                                                                                                  147,326,096

TELECOMMUNICATION SERVICES-0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES-0.3%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19(4)                                  17,935,000        17,603,203
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20(4)                       30,216,000        29,989,380
                                                                                                 ------------
                                                                                                   47,592,583

WIRELESS TELECOMMUNICATION SERVICES-0.6%
America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40                                            4,600,000         4,831,058
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36                                         140,800,000  MXN   11,089,354
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20(4)               15,235,000        17,463,119
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Nts., 2/2/21(4)       9,040,000         9,356,400

9 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                            Principal
                                                                                               Amount               Value
                                                                                     ----------------      --------------
WIRELESS TELECOMMUNICATION SERVICES CONTINUED
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18(4)                                   $     32,440,000      $   36,796,692
                                                                                                           --------------
                                                                                                               79,536,623

UTILITIES-2.3%
ELECTRIC UTILITIES-1.7%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19(4)               15,405,000          17,523,188
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22(4)                  6,005,000           6,080,063
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19(4)                      10,125,000          11,820,938
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Bonds, 1/26/21(4)                                                         21,105,000          21,949,200
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26                                         294,000,000  ZAR     38,838,453
10% Nts., Series ES23, 1/25/23                                                            368,000,000  ZAR     58,383,441
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19(4)                                         31,120,000          34,204,863
Majapahit Holding BV:
7.75% Nts., 10/17/16(4)                                                                    15,500,000          18,057,500
8% Sr. Unsec. Nts., 8/7/19(4)                                                              11,150,000          13,240,625
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16                                665,100,000  PHP     16,754,074
                                                                                                           --------------
                                                                                                              236,852,345

ENERGY TRADERS-0.4%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20(4)                                                  12,290,000          12,938,556
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21(4)                              12,050,000          12,093,380
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19(4)                                                      7,500,000           8,906,250
7.39% Sr. Gtd. Unsec. Nts., 12/2/24(4)                                                      8,120,000           9,622,200
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15(4)                        8,410,000           9,215,964
                                                                                                           --------------
                                                                                                               52,776,350

GAS UTILITIES-0.1%
TGI International Ltd., 9.50% Nts., 10/3/17(4)                                             10,420,000          11,761,575
WATER UTILITIES-0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts., 12/16/20(4)        10,885,000          11,211,550
                                                                                                           --------------
Total Corporate Bonds and Notes (Cost $1,972,961,239)                                                       2,076,183,944

                                                                                               Shares
                                                                                     ----------------
COMMON STOCKS-0.0%
MHP SA, GDR(4,12) (Cost $15,289)                                                              169,861         2,802,707

                                                                                             Principal
                                                                                                Amount
                                                                                     -----------------
STRUCTURED SECURITIES-7.4%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30                     134,050,000,000  IDR  18,134,931
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30                     100,330,000,000  IDR  13,573,126

10 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                            Principal
                                                                                               Amount             Value
                                                                                      ---------------       -----------
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25            100,660,000,000  IDR  $14,380,054
Indonesia (Republic of) Total Return Linked Nts., Series 50, 10.50%, 8/19/30           67,450,000,000  IDR    9,124,961
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30           69,180,000,000  IDR    9,359,004
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25              69,180,000,000  IDR    9,882,894
Russian Federation Total Return Linked Bonds, 7.15%, 1/25/13(3)                           550,300,000  RUR   20,208,326
Russian Federation Total Return Linked Bonds, 6.70%, 2/8/13(3)                            563,400,000  RUR   20,568,339
Russian Federation Total Return Linked Bonds, Series 3, 6.85%, 8/3/12(3)                  565,000,000  RUR   20,616,635
Citigroup Funding, Inc.:
ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15(3,7)               182,270,000  RUR    6,706,442
Indonesia (Republic of) Credit Linked Nts., Series 23, 11%, 9/17/25                    67,110,000,000  IDR    9,587,179
Indonesia (Republic of) Credit Linked Nts., Series 25, 11%, 9/17/25                   101,170,000,000  IDR   14,452,911
Indonesia (Republic of) Credit Linked Nts., Series 55, 10.50%, 8/19/30                101,170,000,000  IDR   13,686,766
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25                         68,100,000,000  IDR    9,728,608
Instituto Costarricense De Eletricidad Total Return Linked Nts., 2.274%, 10/25/11(3)       14,720,000        14,818,783
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13(3,7)                                377,910,000  RUR   13,663,938
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15(3,7)                              169,861,500  UAH   19,562,002
Citigroup Global Markets Holdings, Inc.:
Adira Dinamika Multi Finance Credit Linked Nts., 6.75%, 1/5/12(7,8)                   334,600,000,000  IDR   39,018,133
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18(7)                        11,920,000,000  COP    8,197,047
Colombia (Republic of) Credit Linked Nts., 13.753%, 2/26/15(5,7)                       10,435,000,000  COP   13,040,244
Colombia (Republic of) Credit Linked Nts., Series 01, 13.753%, 2/26/15(5,7)             3,833,000,000  COP    4,789,962
Colombia (Republic of) Credit Linked Nts., Series 02, 13.753%, 2/26/15(5,7)             4,568,000,000  COP    5,708,465
Colombia (Republic of) Total Return Linked Bonds, 7.25%, 6/16/16                       16,791,000,000  COP    9,657,908
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20               26,964,000,000  COP   18,503,153
Colombia (Republic of) Total Return Linked Bonds, Series 2, 7.25%, 6/16/16             11,767,000,000  COP    6,768,185
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12(7)                             289,700,000  DOP    7,787,037
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 21%, 3/30/11(6)                                           220,242,600  RUR       23,660
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12(3)                                 45,458,000  RUR    1,614,794
Credit Suisse First Boston, Inc. (Nassau Branch):
Russian Oreniz Total Return Linked Nts., Series 009, 9.24%, 2/24/12(3)                     52,500,000  RUR    1,864,945

11 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                  Principal
                                                                                     Amount             Value
                                                                          -----------------       -----------
Russian Specialized Construction & Installation
Administration Total Return Linked Nts., 13%, 5/20/10(6)                         64,600,000  RUR  $       231
Credit Suisse Group AG, Russian Moscoblgaz Finance Total
Return Linked Nts., 9.25%, 6/27/12                                               25,800,000  RUR      921,569
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)                        155,430,000  RUR    5,976,311
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)                        144,200,000  RUR    5,544,515
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)                        106,500,000  RUR    4,094,944
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25(7,9)         4,625,232         3,014,807
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25(7,9)                     5,893,257         3,841,328
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25(7,9)                      5,087,884         3,316,371
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25(7,9)                     4,547,927         2,964,418
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25(7,9)                     5,662,538         3,690,941
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25(7,9)                     6,462,927         4,212,649
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25(7,9)                     5,163,123         3,365,413
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25(7,9)                     4,853,116         3,163,345
Indonesia (Republic of) Credit Linked Nts., 10.50%, 8/23/30                 119,230,000,000  IDR   16,130,009
Indonesia (Republic of) Credit Linked Nts., Series 03, 11%, 9/17/25          97,410,000,000  IDR   13,915,766
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)                        133,110,000  RUR    5,125,253
JSC Gazprom Total Return Linked Nts., Series 4, 13.12%, 6/28/12(3)              160,790,000  RUR    6,191,040
JSC VTB Bank Credit Linked Nts., 12%, 6/19/12(3,8)                              201,100,000  UAH   25,560,421
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.344%, 5/22/15(3,7)                   1,273,571  MXN      107,473
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.344%, 5/22/15(3,7)                   2,228,143  MXN      188,027
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.344%, 5/22/15(3,7)                  33,594,990  MXN    2,834,986
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.344%, 5/22/15(3,7)                   2,448,357  MXN      206,610
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.344%, 5/22/15(3,7)                   1,778,777  MXN      150,106
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.344%, 5/22/15(3,7)                   1,136,016  MXN       95,865
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.344%, 5/22/15(3,7)                     209,208  MXN       17,654
Ukraine (Republic of) 6 yr. Total Return Linked Nts., 4.05%, 8/30/11              2,505,000         2,430,301
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12            2,505,000         2,138,594
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12              2,505,000         1,906,004
Eirles Two Ltd. Sec. Nts., Series 335, 2.085%, 4/30/12(3,7)                      11,200,000        10,744,160
Goldman Sachs Capital Markets LP, Colombia (Republic of)
Credit Linked Nts., 10.476%, 2/8/37(7,9)                                    376,977,600,000  COP    10,868,207
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.445%, 12/20/17(3,7)                                            42,470,000         38,452,338
Series 2008-01, 9.888%, 8/2/10(6,7,9)                                            63,164,246  BRR     4,047,304
Series 2008-2A, 7.85%, 9/17/13(3,7)                                              14,253,750         14,521,721
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked
Nts., Series 2, 9.50%, 7/15/31(4)                                           132,561,000,000  IDR    16,563,779

12 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                      Principal
                                                                                         Amount               Value
                                                                                ---------------       -------------
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16(7,9)                  68,635,000,000  COP  $  29,766,406
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16(7,9)               90,697,000,000  COP     36,591,548
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20(7)                       12,645,000,000  COP      8,679,231
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20(7)             45,193,500,000  COP     31,019,756
Indonesia (Republic of) Credit Linked Bonds, 10.50%, 8/19/30(4)                 134,473,000,000  IDR     18,192,156
Indonesia (Republic of) Credit Linked Bonds, Series 04, 11%, 9/17/25(4)          69,180,000,000  IDR      9,882,894
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30(4)        66,900,000,000  IDR      9,050,555
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30(4)        67,450,000,000  IDR      9,124,961
Indonesia (Republic of) Credit Linked Nts., Series 55, 11%, 9/17/25(4)           67,450,000,000  IDR      9,635,750
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30(4)             19,010,000,000  IDR      2,571,764
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25(4)     68,100,000,000  IDR      9,728,608
JPMorgan Chase Bank NA:
Indonesia (Republic of) Credit Linked Nts., Series 1, 9.50%, 7/17/31(4)         135,959,000,000  IDR     16,988,367
Indonesia (Republic of) Credit Linked Nts., Series 11, 10.50%, 8/19/30(4)       100,000,000,000  IDR     13,528,482
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%, 8/19/30(4)        119,230,000,000  IDR     16,130,009
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%, 9/17/25(4)            46,070,000,000  IDR      6,581,453
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25(4)            92,130,000,000  IDR     13,161,478
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13(3,7)                          377,810,000  RUR     13,792,908
Russian Federation Credit Linked Bonds, 6.85%, 8/3/12(3,7)                          565,000,000  RUR     20,636,867
Russian Federation Credit Linked Bonds, Series 2, 7.15%, 1/25/13(3,7)               464,490,000  RUR     17,057,178
Russian Federation Credit Linked Bonds, Series 2, 6.85%, 8/3/12(3,7)                900,000,000  RUR     32,872,886
LB Peru Trust II Certificates, Series 1998-A, 4.534%, 2/28/16(6,9)                    1,426,420             142,642
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16(7)       13,289,000,000  COP      8,051,526
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17(4)                             26,120,000  PEN      7,795,910
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34       327,637,216  RUR      5,535,850
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%, 1/5/22(4,9)               173,500,000  BRR     16,654,733
United Mexican States Credit Linked Nts., 5.64%, 11/20/15(7)                         11,760,000          10,667,496
VimpelCom Total Return Linked Nts., 9.25%, 7/26/13(3)                               692,500,000  RUR     25,805,192

13 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                             Principal
                                                                                                Amount                 Value
                                                                                            ----------        --------------
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 11.155%, 9/21/11(4,9)    16,895,000   GHS  $   10,906,652
Standard Charter Bank:
Ghana (Republic of) Credit Linked Bonds, 11.441%, 9/1/11(7,9)                               10,050,000   GHS       6,526,301
Ghana (Republic of) Credit Linked Bonds, 11.44%, 9/8/11(7,9)                                18,310,000   GHS      11,866,062
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11(7)                          7,369,232   GHS       4,917,683
                                                                                                              --------------
Total Structured Securities (Cost $1,007,961,615)                                                              1,005,194,196

                                                                            Expiration    Strike
                                                                                  Date     Price          Contracts
                                                                           -----------   -------        -----------
OPTIONS PURCHASED-0.0%
New Turkish Lira (TRY) Put(12)                                                  9/6/11     2.250  EUR    33,400,000  111,401
New Turkish Lira (TRY) Put(12)                                                  9/6/11     2.250  EUR    33,400,000  118,067
                                                                                                                     -------
Total Options Purchased (Cost $903,658)                                                                              229,468

                                                                                                   Shares
                                                                                            -------------
INVESTMENT COMPANY-2.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%(13,14) (Cost $394,803,232)         3 94,803,232        394,803,232

Total Investments, at Value (Cost $12,832,238,375)                                                   99.3%    13,507,450,850
Other Assets Net of Liabilities                                                                       0.7         94,186,063
                                                                                             ------------   ----------------
Net Assets                                                                                          100.0%  $ 13,601,636,913
                                                                                             ============   ================

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD    Australian Dollar
BRR    Brazilian Real
CAD    Canadian Dollar
COP    Colombian Peso
DKK    Danish Krone
DOP    Dominican Republic Peso
EUR    Euro
GBP    British Pound Sterling
GHS    Ghana Cedi
HUF    Hungarian Forint
IDR    Indonesia Rupiah
JPY    Japanese Yen
KRW    South Korean Won
MXN    Mexican Nuevo Peso
MYR    Malaysian Ringgit
NOK    Norwegian Krone
PEN    Peruvian New Sol
PHP    Philippines Peso
PLZ    Polish Zloty
RUR    Russian Ruble
SEK    Swedish Krona
TRY    New Turkish Lira
UAH    Ukraine Hryvnia
ZAR    South African Rand

14 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

1. All or a portion of the security position is held in collateral accounts to cover the Fund's obligations under certain derivative contracts. The aggregate market value of such securities is $6,831,373. See accompanying Notes.

2. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $73,827,057. See accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,954,905,674 or 14.37% of the Fund's net assets as of June 30, 2011.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

7. Restricted security. The aggregate value of restricted securities as of June 30, 2011 was $512,143,617, which represents 3.77% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                               Unrealized
                                                                 Acquisition                                 Appreciation
Security                                                               Dates           Cost         Value   (Depreciation)
-----------------------------------------------------------  ----------------  ------------  ------------  ---------------
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26     2/22/06-10/20/09  $ 16,063,109  $ 17,471,136  $    1,408,027
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69              10/30/09     5,300,000     5,936,000         636,000
Citigroup Funding, Inc., ALROSA Russia Corporate Bond
Credit Linked Unsec. Nts., 8.25%, 6/25/15                              3/1/11     6,452,562     6,706,442         253,880
Citigroup Funding, Inc., Russian Federation Credit Linked
Bonds, 6.70%, 2/8/13                                                   3/2/11    13,425,143    13,663,938         238,795
Citigroup Funding, Inc., Ukraine (Republic of) Credit
Linked Nts., 5.50%, 9/1/15                                             9/7/10    17,858,694    19,562,002       1,703,308
Citigroup Global Markets Holdings, Inc., Adira Dinamika
Multi Finance Credit Linked Nts., 6.75%, 1/5/12                       6/17/11    38,861,789    39,018,133         156,344
Citigroup Global Markets Holdings, Inc.,
Colombia(Republic of) Credit Linked Bonds, 11.25%,
10/25/18                                                              12/9/08     5,035,289     8,197,047       3,161,758
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Credit Linked Nts., 13.753%, 2/26/15                    7/18/08     8,695,951    13,040,244       4,344,293
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Credit Linked Nts., Series 01, 13.753%,
2/26/15                                                               7/31/08     3,230,592     4,789,962       1,559,370
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Credit Linked Nts., Series 02, 13.753%,
2/26/15                                                                8/8/08     3,874,153     5,708,465       1,834,312
Citigroup Global Markets Holdings, Inc., Dominican
Republic Unsec. Credit Linked Nts., 15%, 3/12/12                       3/7/07     8,695,818     7,787,037        (908,781)
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%,
7/11/16                                                               6/30/11     7,295,000     7,295,000              --
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, Series 128, 3.006%, 5/6/25                                     10/8/10     3,074,732     3,014,807         (59,925)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.343%, 5/6/25                                                 4/16/09     3,125,364     3,163,345          37,981
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.266%, 5/6/25                                                 8/18/09     3,347,341     3,365,413          18,072
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.239%, 5/6/25                                                 9/25/09     4,199,824     4,212,649          12,825
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.187%, 5/6/25                                                12/17/09     3,697,089     3,690,941          (6,148)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.134%, 5/6/25                                                 3/30/10     2,984,151     2,964,418         (19,733)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.10%, 5/6/25                                                  5/18/10     3,350,508     3,316,371         (34,137)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.061%, 5/6/25                                                 7/16/10     3,895,312     3,841,328         (53,984)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl.
2A, 8.344%, 5/22/15                                                   5/21/08       122,792       107,473         (15,319)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl.
2B, 8.344%, 5/22/15                                                   6/12/08       214,813       188,027         (26,786)

15 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                                               Unrealized
                                                                  Acquisition                                Appreciation
Security                                                                Dates          Cost         Value   (Depreciation)
-----------------------------------------------------------  ----------------  ------------  ------------  ---------------
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl.
2C, 8.344%, 5/22/15                                                   6/18/08     3,259,229     2,834,986        (424,243)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl.
2D, 8.344%, 5/22/15                                                    7/8/08       237,353       206,610         (30,743)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl.
2E, 8.344%, 5/22/15                                                   7/15/08       172,730       150,106         (22,624)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl.
2F, 8.344%, 5/22/15                                                    8/8/08       111,830        95,865         (15,965)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl.
2G, 8.344%, 5/22/15                                                   8/22/08        20,634        17,654          (2,980)
Eirles Two Ltd. Sec. Nts., Series 335, 2.085%, 4/30/12        9/17/07-2/24/09    11,030,794    10,744,160        (286,634)
Goldman Sachs Capital Markets LP, Colombia (Republic
of) Credit Linked Nts., 10.476%, 2/8/37                               1/18/07    34,459,332    10,868,207     (23,591,125)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.445%,
12/20/17                                                             12/13/07    42,470,000    38,452,338      (4,017,662)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%,
8/2/10                                                        4/18/08-10/1/08    31,666,704     4,047,304     (27,619,400)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 7.85%,
9/17/13                                                      10/23/08-2/26/09    14,357,373    14,521,721         164,348
JPMorgan Chase & Co., Colombia (Republic of) Credit
Linked Bonds, 10.19%, 1/5/16                                          12/6/05    11,167,708    29,766,406      18,598,698
JPMorgan Chase & Co., Colombia (Republic of) Credit
Linked Bonds, 10.218%, 10/31/16                                      10/16/06    14,183,697    36,591,548      22,407,851
JPMorgan Chase & Co., Colombia (Republic of) Credit
Linked Nts., 11%, 7/28/20                                             8/24/10     8,748,715     8,679,231         (69,484)
JPMorgan Chase & Co., Colombia (Republic of) Credit
Linked Nts., Series 2, 11%, 7/28/20                                   10/6/10    31,674,050    31,019,756        (654,294)
JPMorgan Chase Bank NA, Russian Federation Credit
Linked Bonds, 6.70%, 2/8/13                                            3/1/11    13,255,838    13,792,908         537,070
JPMorgan Chase Bank NA, Russian Federation Credit
Linked Bonds, 6.85%, 8/3/12                                            6/6/11    20,662,642    20,636,867         (25,775)
JPMorgan Chase Bank NA, Russian Federation Credit
Linked Bonds, Series 2, 7.15%, 1/25/13                                2/28/11    16,335,633    17,057,178         721,545
JPMorgan Chase Bank NA, Russian Federation Credit
Linked Bonds, Series 2, 6.85%, 8/3/12                                  6/2/11    32,866,618    32,872,886           6,268
JPMorgan Hipotecaria su Casita, 7.812% Sec. Nts., 8/26/35             3/21/07     3,092,229     3,214,305         122,076
Merrill Lynch, Colombia (Republic of) Credit Linked Nts.,
10%, 11/17/16                                                        10/20/06     5,679,060     8,051,526       2,372,466
Morgan Stanley Capital Services, Inc., United Mexican
States Credit Linked Nts., 5.64%, 11/20/15                            11/3/05    11,760,000    10,667,496      (1,092,504)
Ongko International Finance Co. BV, 10.50% Sec. Nts.,
3/29/04                                                               6/30/09       548,813            --        (548,813)
Salisbury International Investments Ltd., 4.424% Sec. Nts.,
Series 2006-003, Tranche E, 7/22/11                                   7/12/06     2,400,000     2,355,360         (44,640)
Standard Charter Bank, Ghana (Republic of) Credit
Linked Bonds, 11.441%, 9/1/11                                          3/3/11     6,481,608     6,526,301          44,693
Standard Charter Bank, Ghana (Republic of) Credit
Linked Bonds, 11.44%, 9/8/11                                           3/8/11    11,793,475    11,866,062          72,587
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%,
12/28/11                                                             12/22/06     8,045,781     4,917,683      (3,128,098)
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21                         6/28/11    15,175,000    15,148,975         (26,025)
                                                                               ------------------------------------------
                                                                               $514,456,872  $512,143,617  $   (2,313,255)
                                                                               ==========================================

16 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

8. When-issued security or delayed delivery to be delivered and settled after June 30, 2011. See accompanying Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Non-income producing security.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                      SHARES                GROSS              GROSS         SHARES
                                                          SEPTEMBER 30, 2010            ADDITIONS         REDUCTIONS   JUNE 30,2011
JUNE 30, 2011
Oppenheimer Institutional Money Market Fund, Cl. E                30,173,589        2,822,209,241      2,457,579,598    394,803,232

                                                                                     VALUE                INCOME
Oppenheimer Institutional Money Market Fund, Cl. E                                   $394,803,232         $420,123

14. Rate shown is the 7-day yield as of June 30, 2011.

17 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of June 30, 2011 based on valuation input level:

                                                                          LEVEL 2-            LEVEL 3-
                                                 LEVEL 1-        OTHER SIGNIFICANT         SIGNIFICANT
                                               UNADJUSTED               OBSERVABLE        UNOBSERVABLE
                                            QUOTED PRICES                   INPUTS              INPUTS                VALUE
                                           --------------       ------------------       -------------      ---------------
Assets Table
Investments, at Value:
U.S. Government Obligations                $           --       $       33,191,800       $          --      $    33,191,800
Foreign Government Obligations                         --            9,995,045,503                  --        9,995,045,503
Corporate Bonds and Notes                              --            2,076,183,944                  --        2,076,183,944
Common Stocks                                   2,802,707                       --                  --            2,802,707
Structured Securities                                  --            1,005,027,663             166,533        1,005,194,196
Options Purchased                                      --                  229,468                  --              229,468
Investment Company                            394,803,232                       --                  --          394,803,232
                                           --------------       ------------------       -------------      ---------------
Total Investments, at Value                   397,605,939           13,109,678,378             166,533       13,507,450,850

Other Financial Instruments:
Appreciated swaps, at value                            --               26,779,018                  --           26,779,018
Futures margins                                 4,041,489                       --                  --            4,041,489
Foreign currency exchange contracts                    --               54,268,514                  --           54,268,514
                                           --------------       ------------------       -------------      ---------------
Total Assets                               $  401,647,428       $   13,190,725,910       $     166,533      $13,592,539,871
                                           --------------       ------------------       -------------      ---------------

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value                $           --       $       (7,172,404)      $          --      $    (7,172,404)
Depreciated swaps, at value                            --              (15,226,599)                 --          (15,226,599)
Appreciated options written, at value                  --                 (104,785)                 --             (104,785)
Depreciated options written, at value                  --                 (906,285)                 --             (906,285)
Futures margins                                (2,344,428)                      --                  --           (2,344,428)
Foreign currency exchange contracts                     -              (71,408,498)                 --          (71,408,498)
                                           --------------       ------------------       -------------      ---------------
Total Liabilities                          $   (2,344,428)      $      (94,818,571)      $          --      $   (97,162,999)
                                           --------------       ------------------       -------------      ---------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

18 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings                 Value           Percent
------------------------  ---------------           -------
Japan                     $ 2,980,867,981              22.1%
Brazil                        961,013,861               7.1
Germany                       771,191,011               5.7
Mexico                        681,820,406               5.0
United States                 663,837,444               4.9
United Kingdom                622,384,439               4.6
Russia                        605,869,859               4.5
South Africa                  582,824,297               4.3
Indonesia                     571,380,003               4.2
Italy                         509,114,266               3.8
Hungary                       402,178,590               3.0
Canada                        373,038,015               2.8
Poland                        336,989,960               2.5
Colombia                      328,952,554               2.4
Australia                     283,784,369               2.1
Turkey                        243,613,409               1.8
Spain                         240,231,240               1.8
Ukraine                       227,057,982               1.7
Peru                          205,924,032               1.5
Korea, Republic of South      196,706,229               1.5
Venezuela                     155,873,369               1.2
Kazakhstan                    142,272,183               1.0
Argentina                     140,523,868               1.0
Belgium                       138,945,667               1.0
The Netherlands               129,487,771               1.0
Malaysia                      128,895,322               1.0
India                         120,316,171               0.9
Philippines                   100,423,695               0.7
Austria                        94,630,015               0.7
Uruguay                        71,482,095               0.5
Ghana                          45,776,673               0.3
Denmark                        43,308,835               0.3
Panama                         39,930,655               0.3
Dominican Republic             38,393,823               0.3
Sweden                         34,826,576               0.3
Israel                         34,204,863               0.3
Chile                          34,162,220               0.3
Finland                        33,173,165               0.2
Greece                         30,981,056               0.2
France                         24,782,490               0.2
Supranational                  22,036,395               0.2
Trinidad & Tobago              21,000,500               0.2
China                          20,042,525               0.1
Qatar                          18,460,440               0.1
Costa Rica                     14,818,783               0.1
Norway                         14,439,830               0.1
Nigeria                        13,619,125               0.1
Sri Lanka                      10,019,850               0.1
Ivory Coast                     1,613,475                --
European Union                    229,468                --
                          ---------------           -------
Total                     $13,507,450,850             100.0%
                          ===============           =======

19 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JUNE 30, 2011 ARE AS FOLLOWS:

                                              CONTRACT
COUNTERPARTY/CONTRACT                           AMOUNT                EXPIRATION                     UNREALIZED      UNREALIZED
DESCRIPTION                     BUY/SELL        (000'S)                    DATES          VALUE    APPRECIATION    DEPRECIATION
---------------------------    ---------    -----------           --------------   ------------   -------------   -------------
BANC OF AMERICA:
Canadian Dollar (CAD)           Sell            210,050   CAD           10/26/11   $217,131,890   $   3,624,810   $          --
Chinese Renminbi (Yuan) (CNY)   Sell            640,590   CNY     7/8/11-8/24/11     99,124,763         103,878         128,620
Euro (EUR)                      Sell             10,205   EUR            10/6/11     14,756,569              --         295,829
Indonesia Rupiah (IDR)          Buy         185,656,000   IDR            8/15/11     21,490,053              --          88,591
New Taiwan Dollar (TWD)         Sell          1,950,000   TWD            8/22/11     67,929,894              --         103,807
Singapore Dollar (SGD)          Sell             83,050   SGD             9/6/11     67,619,390              --          11,120
Thailand Baht (THB)             Buy           1,578,530   THB            8/15/11     51,202,549              --         417,137
                                                                                                  -------------   -------------
                                                                                                      3,728,688       1,045,104
BANK PARIBAS ASIA - FGN
Polish Zloty (PLZ)              Buy             265,230   PLZ            7/11/11     96,586,157              --       1,403,056
BARCLAY'S CAPITAL:
Australian Dollar (AUD)         Buy              63,640   AUD            8/24/11     67,762,113         405,493          15,331
Australian Dollar (AUD)         Sell             19,520   AUD            8/24/11     20,784,356              --         445,450
Colombian Peso (COP)            Sell         12,397,000   COP             7/5/11      7,006,921              --         440,713
Euro (EUR)                      Buy               6,140   EUR            8/24/11      8,889,576         113,576              --
Euro (EUR)                      Sell             82,555   EUR     7/5/11-8/24/11    119,669,392              --       2,025,131
Hungarian Forint (HUF)          Sell            331,000   HUF            7/11/11      1,803,706           9,644              --
Indonesia Rupiah (IDR)          Buy         810,544,000   IDR            8/10/11     93,902,333              --         842,728
Japanese Yen (JPY)              Sell         29,003,000   JPY    7/7/11-10/26/11    360,544,329              --       7,915,012
Mexican Nuevo Peso (MXN)        Buy             453,500   MXN            8/24/11     38,536,481         189,669              --
Mexican Nuevo Peso (MXN)        Sell            190,500   MXN            8/24/11     16,187,871              --         149,221
New Turkish Lira (TRY)          Buy               3,020   TRY            8/22/11      1,842,043              --           1,950
Russian Ruble (RUR)             Buy             374,115   RUR            10/7/11     13,254,568         214,204              --
Singapore Dollar (SGD)          Buy             169,765   SGD            7/11/11    138,212,174       2,965,784              --
South African Rand (ZAR)        Sell          1,118,640   ZAR             8/8/11    164,474,586           6,507         448,648
South Korean Won (KRW)          Buy         103,100,000   KRW    7/25/11-7/29/11     96,401,799       1,470,077              --
South Korean Won (KRW)          Sell         74,482,000   KRW            7/29/11     69,633,371              --       1,049,541
                                                                                                  -------------   -------------
                                                                                                      5,374,954      13,333,725
CITIGROUP:
Australian Dollar (AUD)         Buy              11,700   AUD            8/24/11     12,457,837         120,758              --
Australian Dollar (AUD)         Sell             33,920   AUD            8/24/11     36,117,078              --         452,389
British Pound Sterling (GBP)    Buy               5,840   GBP            8/24/11      9,366,330          32,208              --
British Pound Sterling (GBP)    Sell             24,100   GBP            8/24/11     38,652,148              --          53,677
Chinese Renminbi (Yuan) (CNY)   Buy              45,110   CNY             7/8/11      6,978,406          15,259              --
Colombian Peso (COP)            Buy          12,397,000   COP             7/5/11      7,006,921         430,263              --
Colombian Peso (COP)            Sell         32,649,000   COP            7/11/11     18,450,440              --         473,487
Euro (EUR)                      Buy              56,710   EUR             7/7/11     82,221,782       1,278,295              --
Euro (EUR)                      Sell             18,975   EUR           11/10/11     27,407,476          60,924              --
Indonesia Rupiah (IDR)          Buy          85,070,000   IDR            8/15/11      9,847,023           2,408          34,256

20 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                              CONTRACT
COUNTERPARTY/CONTRACT                           AMOUNT                EXPIRATION                     UNREALIZED      UNREALIZED
DESCRIPTION                     BUY/SELL        (000'S)                    DATES          VALUE    APPRECIATION    DEPRECIATION
---------------------------    ---------    -----------           --------------   ------------   -------------   -------------
Japanese Yen (JPY)              Sell          5,420,000   JPY            8/24/11     67,345,267         328,346              --
New Taiwan Dollar (TWD)         Sell            193,020   TWD             8/3/11      6,722,383          14,790              --
New Zealand Dollar (NZD)        Buy              15,460   NZD            8/24/11     12,759,152         151,522              --
Norwegian Krone (NOK)           Sell             44,700   NOK            8/24/11      8,255,066              --         154,041
Polish Zloty (PLZ)              Buy              68,550   PLZ            7/11/11     24,963,168              --         213,121
South African Rand (ZAR)        Buy             178,480   ZAR            8/24/11     26,176,852       1,069,172              --
South African Rand (ZAR)        Sell            155,180   ZAR            8/24/11     22,759,547              --         492,593
Swedish Krona (SEK)             Buy              22,900   SEK            8/24/11      3,608,340          49,345              --
Swedish Krona (SEK)             Sell            158,900   SEK            8/24/11     25,037,783              --         576,155
                                                                                                  -------------   -------------
                                                                                                      3,553,290       2,449,719
CITIGROUP EM:
Argentine Peso (ARP)            Buy             121,425   ARP            9/26/11     28,987,987              --           5,566
Brazilian Real (BRR)            Buy             191,525   BRR      7/5/11-8/2/11    122,109,289       2,756,785              --
Brazilian Real (BRR)            Sell            275,745   BRR      7/5/11-8/2/11    175,744,721              --       3,969,024
Chilean Peso (CLP)              Buy           8,799,000   CLP            8/24/11     18,698,438         261,560              --
Chilean Peso (CLP)              Sell         11,564,000   CLP            8/24/11     24,574,240              --         230,036
Chinese Renminbi (Yuan) (CNY)   Buy             158,260   CNY             7/8/11     24,482,434          53,939              --
Colombian Peso (COP)            Sell        101,462,000   COP    7/11/11-7/14/11     57,333,789           2,444       1,369,987
Egyptian Pounds (EGP)           Buy             357,770   EGP    8/29/11-9/27/11     58,994,813              --         306,568
Indonesia Rupiah (IDR)          Buy         334,600,000   IDR             7/5/11     38,987,927          80,950              --
Indonesia Rupiah (IDR)          Sell        335,900,000   IDR            8/10/11     38,914,351              --         131,300
Mexican Nuevo Peso (MXN)        Buy             431,460   MXN            7/18/11     36,790,827         855,592              --
                                                                                                  -------------   -------------
                                                                                                      4,011,270       6,012,481
CREDIT SUISSE:
Euro (EUR)                      Buy               5,460   EUR            8/24/11      7,905,063         191,890              --
Malaysian Ringgit (MYR)         Buy             181,345   MYR             9/2/11     59,760,192          87,602              --
Malaysian Ringgit (MYR)         Sell             60,820   MYR           11/10/11     19,945,484         340,021              --
Mexican Nuevo Peso (MXN)        Buy             802,200   MXN            8/22/11     68,180,547       1,194,789              --
New Turkish Lira (TRY)          Sell             15,795   TRY             8/4/11      9,667,266         235,866              --
Swedish Krona (SEK)             Sell            182,800   SEK            8/24/11     28,803,692          10,962              --
Swiss Franc (CHF)               Sell             29,900   CHF            8/24/11     35,576,180         136,153          31,238
                                                                                                  -------------   -------------
                                                                                                      2,197,283          31,238
CREDIT SUISSE EM
Argentine Peso (ARP)            Buy             155,605   ARP            9/26/11     37,147,834              --          11,569
DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)         Buy             103,150   AUD           10/26/11    108,973,847         661,293              --
Australian Dollar (AUD)         Sell              3,210   AUD             7/7/11      3,439,735              --         101,831
British Pound Sterling (GBP)    Buy               5,046   GBP             7/7/11      8,097,881              --          71,341
British Pound Sterling (GBP)    Sell             28,221   GBP     7/7/11-8/24/11     45,274,789         404,862          93,747
Canadian Dollar (CAD)           Buy              25,810   CAD            8/24/11     26,723,039         219,842              --
Canadian Dollar (CAD)           Sell             78,325   CAD     7/7/11-8/24/11     81,112,984              --       1,217,589
Chinese Renminbi (Yuan) (CNY)   Buy             305,460   CNY             1/6/12     47,563,381         151,479              --
Euro (EUR)                      Buy             228,610   EUR           10/26/11    330,362,281         543,205              --
Euro (EUR)                      Sell             53,030   EUR             7/7/11     76,886,283              --       1,408,684
Japanese Yen (JPY)              Sell         60,952,000   JPY   9/26/11-10/26/11    757,618,890              --      16,899,505
Swiss Franc (CHF)               Sell              2,795   CHF             7/7/11      3,324,551          23,677              --
                                                                                                  -------------   -------------
                                                                                                      2,004,358      19,792,697

21 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                             CONTRACT
COUNTERPARTY/CONTRACT                          AMOUNT                 EXPIRATION                     UNREALIZED      UNREALIZED
DESCRIPTION                     BUY/SELL       (000'S)                     DATES          VALUE    APPRECIATION    DEPRECIATION
---------------------------    ---------    ----------            --------------   ------------   -------------   -------------
DEUTSCHE BANK EM:
Chinese Renminbi (Yuan) (CNY)      Sell       106,975   CNY               1/6/12     16,657,149             --           46,124
Ukraine Hryvnia (UAH)              Buy        205,490   UAH               7/7/11     25,716,156             --           50,617
                                                                                                 -------------    -------------
                                                                                                            --           96,741
GOLDMAN SACHS EM:
Brazilian Real (BRR)               Buy        233,630   BRR        7/5/11-1/4/12    147,069,211      2,118,877           27,141
Brazilian Real (BRR)               Sell        84,215   BRR               7/5/11     53,895,988             --        2,394,642
Chinese Renminbi (Yuan) (CNY)      Buy        186,140   CNY              2/16/12     29,036,373         87,695               --
Colombian Peso (COP)               Buy     38,953,000   COP              7/11/11     22,012,925        302,303               --
Malaysian Ringgit (MYR)            Buy        700,715   MYR      7/14/11-8/10/11    231,566,801        620,206               --
Mexican Nuevo Peso (MXN)           Buy        998,395   MXN              7/18/11     85,133,681      1,139,654               --
New Turkish Lira (TRY)             Buy         40,860   TRY              8/22/11     24,922,475             --          598,851
New Turkish Lira (TRY)             Sell           470   TRY              7/18/11        288,596         16,064               --
                                                                                                 -------------    -------------
                                                                                                     4,284,799        3,020,634
GOLDMAN, SACHS & CO.:
Euro (EUR)                         Buy        405,000   EUR             11/16/11    584,869,617     14,781,492               --
Japanese Yen (JPY)                 Buy      2,741,000   JPY              8/24/11     34,057,819         11,126           92,983
Japanese Yen (JPY)                 Sell    22,111,000   JPY      8/24/11-9/26/11    274,794,429            652        4,718,088
New Turkish Lira (TRY)             Buy            470   TRY              7/18/11        288,596             --           12,497
                                                                                                 -------------    -------------
                                                                                                    14,793,270        4,823,568
HSBC EM:
Brazilian Real (BRR)               Buy         91,570   BRR        8/2/11-1/4/12     57,732,864      1,605,654               --
Brazilian Real (BRR)               Sell        74,490   BRR               8/2/11     47,350,748             --        1,072,170
New Turkish Lira (TRY)             Buy        109,290   TRY              8/23/11     66,648,477             --          335,509
                                                                                                 -------------    -------------
                                                                                                     1,605,654        1,407,679
JP MORGAN CHASE:
Chinese Renminbi (Yuan) (CNY)      Sell       432,400   CNY              7/18/11     66,888,287             --          301,697
Euro (EUR)                         Buy        304,750   EUR             10/26/11    440,391,519        407,182          324,576
Hong Kong Dollar (HKD)             Sell        91,120   HKD              8/24/11     11,713,676             --           11,784
Indian Rupee (INR)                 Sell       387,700   INR              7/11/11      8,655,119             --           71,171
New Taiwan Dollar (TWD)            Sell       583,890   TWD               8/3/11     20,335,365             --           82,503
Norwegian Krone (NOK)              Buy        212,400   NOK              8/24/11     39,225,415        744,535               --
Norwegian Krone (NOK)              Sell        82,300   NOK              8/24/11     15,198,925             --          544,428
Russian Ruble (RUR)                Sell        68,500   RUR              8/16/11      2,440,933             --           36,581
Singapore Dollar (SGD)             Buy         24,705   SGD             11/10/11     20,120,191         60,593               --
                                                                                                 -------------    -------------
                                                                                                     1,212,310        1,372,740
JP MORGAN EM:
Chilean Peso (CLP)                 Buy     27,603,000   CLP              8/24/11     58,658,142         39,769           36,880
Chilean Peso (CLP)                 Sell     8,799,000   CLP              8/24/11     18,698,438             --          181,975
Chinese Renminbi (Yuan) (CNY)      Buy        855,830   CNY      7/18/11-2/17/12    132,942,936        233,104           67,427
Colombian Peso (COP)               Buy     23,140,000   COP              7/11/11     13,076,761         76,761               --
Colombian Peso (COP)               Sell    94,592,000   COP      7/11/11-7/14/11     53,452,656             --          238,973
Hong Kong Dollar (HKD)             Sell       435,920   HKD              8/24/11     56,038,472             --           66,185
Indian Rupee (INR)                 Sell     3,327,630   INR      7/11/11-7/18/11     74,200,427             --          324,642
New Taiwan Dollar (TWD)            Buy      1,948,000   TWD              8/22/11     67,860,222        408,699               --
Philippines Peso (PHP)             Buy      3,765,000   PHP              7/28/11     86,652,699             --          540,446
Russian Ruble (RUR)                Buy      1,929,400   RUR              10/7/11     68,356,960      1,249,121               --
Russian Ruble (RUR)                Sell       348,910   RUR              8/16/11     12,433,080             --           91,011
South Korean Won (KRW)             Buy    158,200,000   KRW             10/25/11    147,164,126      2,267,450               --
Thailand Baht (THB)                Buy      2,004,110   THB              7/11/11     65,174,912             --        1,335,002
                                                                                                 -------------    -------------
                                                                                                     4,274,904        2,882,541

22 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                             CONTRACT
COUNTERPARTY/CONTRACT                          AMOUNT                 EXPIRATION                     UNREALIZED      UNREALIZED
DESCRIPTION                     BUY/SELL       (000'S)                     DATES          VALUE    APPRECIATION    DEPRECIATION
---------------------------    ---------    ----------            --------------   ------------   -------------   -------------
NOMURA SECURITIES:
Chinese Renminbi (Yuan) (CNY)      Buy        207,920   CNY              2/19/13     32,916,576          4,823               --
New Zealand Dollar (NZD)           Buy         15,360   NZD              8/24/11     12,676,622        278,153               --
New Zealand Dollar (NZD)           Sell        21,870   NZD              8/24/11     18,049,331             --          246,604
South Korean Won (KRW)             Buy    147,580,000   KRW              7/25/11    138,008,109      2,164,957               --
                                                                                                 -------------    -------------
                                                                                                     2,447,933          246,604
RBS GREENWICH CAPITAL:
Indian Rupee (INR)                 Buy      1,959,800   INR              7/11/11     43,751,104        287,578           23,448
New Taiwan Dollar (TWD)            Sell     1,948,000   TWD              7/18/11     67,831,787             --          122,368
Swiss Franc (CHF)                  Buy         24,005   CHF             11/10/11     28,582,730      1,067,786               --
Swiss Franc (CHF)                  Sell        37,220   CHF              8/24/11     44,285,800        573,248               --
                                                                                                 -------------    -------------
                                                                                                     1,928,612          145,816
STANDARD NY EM
Egyptian Pounds (EGP)              Buy         45,150   EGP              9/27/11      7,412,101             --           19,998
STATE STREET:
Hungarian Forint (HUF)             Buy     20,758,000   HUF              7/11/11    113,115,822      1,585,432          235,204
Hungarian Forint (HUF)             Sell     5,065,000   HUF              7/11/11     27,600,522             --          562,819
Indian Rupee (INR)                 Buy      2,964,500   INR              7/18/11     66,093,815        919,915               --
Mexican Nuevo Peso (MXN)           Sell       802,200   MXN              8/22/11     68,180,547             --          549,978
South African Rand (ZAR)           Buy        674,480   ZAR       8/24/11-9/6/11     98,793,627         74,123           65,069
South African Rand (ZAR)           Sell       178,480   ZAR              8/24/11     26,176,852             --          560,992
Swedish Krona (SEK)                Buy      2,023,750   SEK             10/26/11    317,706,165             --       10,816,768
                                                                                                 -------------    -------------
                                                                                                     2,579,470       12,790,830
UBS INVESTMENT BANK:
Canadian Dollar (CAD)              Buy         29,530   CAD              8/24/11     30,574,636        115,981               --
Canadian Dollar (CAD)              Sell        30,760   CAD              8/24/11     31,848,148             --          223,603
Japanese Yen (JPY)                 Sell     1,675,000   JPY              8/24/11     20,812,421          6,411               --
                                                                                                 -------------    -------------
                                                                                                       122,392          223,603
WESTPAC:
New Zealand Dollar (NZD)           Sell        13,330   NZD              8/24/11     11,001,261             --          231,954
Swedish Krona (SEK)                Buy        298,800   SEK              8/24/11     47,081,747        149,327            9,390
Swedish Krona (SEK)                Sell        44,400   SEK              8/24/11      6,996,083             --           56,811

                                                                                                 -------------    -------------
                                                                                                       149,327          298,155
                                                                                                 -------------    -------------
Total unrealized appreciation and depreciation                                                    $ 54,268,514     $ 71,408,498
                                                                                                 =============    =============

FUTURES CONTRACTS AS OF JUNE 30, 2011 ARE AS FOLLOWS

                                                                                                          UNREALIZED
                                                          NUMBER OF     EXPIRATION                      APPRECIATION
CONTRACT DESCRIPTION                       BUY/SELL       CONTRACTS           DATE           VALUE     (DEPRECIATION)
----------------------------------         --------    ------------   ------------    ------------    --------------
Euro-Bundesobligation                          Buy              939         9/8/11    $170,865,918    $     (304,691)
Japan (Government of) Bonds, 10 yr.            Buy              136         9/8/11     238,263,959           829,506
New Financial Times Stock Exchange
100 Index                                      Sell             699        9/16/11      66,218,041        (2,012,523)
NIKKEI 225 Index                               Sell             603         9/8/11      73,553,941        (3,075,417)
U.S. Treasury Nts., 5 yr.                      Sell           6,639        9/30/11     791,337,683        (4,312,482)
U.S. Treasury Nts., 10 yr.                     Sell           3,915        9/21/11     478,914,609        (1,189,921)
U.S. Treasury Nts., 10 yr.                     Buy              398        9/21/11      48,686,594           217,656
                                                                                                      --------------
                                                                                                      $   (9,847,872)
                                                                                                      ==============

23 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

WRITTEN OPTIONS AS OF JUNE 30, 2011 ARE AS FOLLOWS:

                                                                                                  UNREALIZED
                               NUMBER OF   EXERCISE     EXPIRATION    PREMIUMS                 APPRECIATION/
DESCRIPTION             TYPE   CONTRACTS      PRICE           DATE    RECEIVED        VALUE    (DEPRECIATION)
----------------------  ----  ----------  ---------     ----------  ----------  -----------   --------------
Euro (EUR)              Call   9,270,000  $   1.422         7/1/11  $   94,348  $  (275,101)  $     (180,753)
Euro (EUR)              Call   9,145,000      1.420         7/5/11     101,384     (296,337)        (194,953)
Euro (EUR)              Call   9,105,000      1.430         7/5/11      94,201     (207,518)        (113,317)
Euro (EUR)              Call   9,065,000      1.442         7/6/11     101,111     (127,329)         (26,218)
Euro (EUR)              Put    9,270,000      1.422         7/1/11      96,440          (62)          96,378
Euro (EUR)              Put    9,145,000      1.420         7/5/11     103,851       (2,697)         101,154
Euro (EUR)              Put    9,105,000      1.430         7/5/11      94,201      (10,574)          83,627
Euro (EUR)              Put    9,065,000      1.442         7/6/11     101,111      (39,311)          61,800
New Turkish Lira (TRY)  Put   33,400,000      2.170 EUR     9/6/11     135,524      (29,061)         106,463
New Turkish Lira (TRY)  Put   33,400,000      2.170 EUR     9/6/11     136,008      (23,080)         112,928
                                                                    ----------  -----------   --------------
                                                                    $1,058,179  $(1,011,070)  $       47,109
                                                                    ==========  ===========   ==============

CREDIT DEFAULT SWAP CONTRACTS AS OF JUNE 30, 2011 ARE AS FOLLOWS:

                                                                      PAY/                    UPFRONT
                                           BUY/SELL     NOTIONAL   RECEIVE                    PAYMENT                    UNREALIZED
REFERENCE ENTITY/                            CREDIT       AMOUNT     FIXED   TERMINATION    RECEIVED/                  APPRECIATION
SWAP COUNTERPARTY                        PROTECTION       (000'S)     RATE          DATE        (PAID)         VALUE  (DEPRECIATION)
--------------------------------------   ----------  ------------  -------  ------------   -----------  ------------  -------------
 FEDERATIVE REPUBLIC OF BRAZIL:
 Barclays Bank plc                       Sell        $   10,510       1.00%      3/20/16   $    47,865   $   (71,598)  $    (23,733)
 Credit Suisse International             Sell            16,750       1.00       6/20/16       114,593      (119,875)        (5,282)
                                                     ------------                          -----------   -----------  -------------
                                                         27,260                                162,458      (191,473)       (29,015)
 ISTANBUL BOND CO. SA FOR FINANSBANK AS
 Morgan Stanley Capital Services, Inc.   Sell            10,410       1.30       3/24/13            --      (155,703)      (155,703)
                                                     ------------                          -----------   -----------  -------------
                                                         10,410                                     --      (155,703)      (155,703)
 PETROLEOS DE VENEZUELA SA
 Barclays Bank plc                       Sell            30,150       5.00       7/20/11       779,456       587,443      1,366,899
                                                     ------------                          -----------   -----------  -------------
                                                         30,150                                779,456       587,443      1,366,899
 REPUBLIC OF HUNGARY:
 Barclays Bank plc                       Sell             9,030       1.00       3/20/16       760,081      (681,763)        78,318
 Barclays Bank plc                       Sell            18,565       1.00       6/20/16     1,497,143    (1,464,514)        32,629
 HSBC Bank USA                           Sell            15,020       1.00       3/20/16     1,309,655    (1,134,007)       175,648
 JPMorgan Chase Bank NA, NY Branch       Sell            12,045       1.00       3/20/16     1,003,834      (909,395)        94,439
 Merrill Lynch Capital Services, Inc.    Sell            15,020       1.00       3/20/16     1,309,655    (1,134,007)       175,648
 UBS AG                                  Sell            15,010       1.00       3/20/16     1,307,035    (1,133,252)       173,783
                                                     ------------                          -----------   -----------  -------------
                                                         84,690                              7,187,403    (6,456,938)       730,465
 REPUBLIC OF PERU:
 Barclays Bank plc                       Sell            12,155       1.00       6/20/16       360,312      (286,210)        74,102
 Credit Suisse International             Sell             9,115       1.00       6/20/16       270,197      (214,628)        55,569
 Goldman Sachs Bank USA                  Sell            15,190       1.00       6/20/16       316,917      (357,675)       (40,758)
 HSBC Bank USA                           Sell             9,115       1.00       6/20/16       270,197      (214,628)        55,569
 JPMorgan Chase Bank NA                  Sell            15,190       1.00       6/20/16       352,024      (357,675)        (5,651)
                                                     ------------                          -----------   -----------  -------------
                                         Total           60,765                              1,569,647    (1,430,816)       138,831
                                                                                           -----------  ------------  -------------
                                                                          Grand Total Buys          --            --             --
                                                                          Grand Total Sells  9,698,964    (7,647,487)     2,051,477
                                                                                           -----------  ------------  -------------
                                                                Total Credit Default Swaps $ 9,698,964  $ (7,647,487)  $  2,051,477
                                                                                           ===========  ============  =============

24 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                           TOTAL MAXIMUM POTENTIAL                             REFERENCE
TYPE OF REFERENCE ASSET ON WHICH THE   PAYMENTS FOR SELLING CREDIT                          ASSET RATING
FUND SOLD PROTECTION                      PROTECTION (UNDISCOUNTED)   AMOUNT RECOVERABLE*        RANGE**
-----------------------------------   -----------------------------  --------------------  -------------
Investment Grade Sovereign Debt       $                 183,125,000  $                 --           BBB-
Non-Investment Grade Sovereign Debt                      30,150,000                    --            BB-
                                      -----------------------------  --------------------
Total                                 $                 213,275,000  $                  0
                                      =============================  ====================

----------------
* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF JUNE 30, 2011 ARE AS FOLLOWS:

                                          NOTIONAL
INTEREST RATE/                              AMOUNT          PAID BY      RECEIVED BY    TERMINATION
SWAP COUNTERPARTY                           (000'S)        THE FUND         THE FUND           DATE        VALUE
---------------------------------       -----------       ---------    -------------    -----------  -----------
BZDI:
Banco Santander SA, Inc.                     96,790  BRR  BZDI               12.320%         1/2/17  $   677,186
Goldman Sachs Group, Inc. (The)             106,930  BRR  BZDI               11.390          1/5/15   (1,665,587)
Goldman Sachs Group, Inc. (The)              38,900  BRR  BZDI               12.800          1/2/17    1,656,475
Goldman Sachs Group, Inc. (The)              99,940  BRR  BZDI               11.420          1/3/14   (1,183,624)
JPMorgan Chase Bank NA                       56,300  BRR  BZDI               13.900          1/2/17    3,509,456
Morgan Stanley                              242,460  BRR  BZDI               12.300          1/2/17    1,690,454
                                        -----------                                                  -----------
Total                                       641,320  BRR                                               4,684,360
MXN TIIE BANXICO:
Bank of America Merrill Lynch               872,000  MXN  MXN TIIE            5.875         12/6/12      155,208
                                                          BANXICO
Bank of America Merrill Lynch             2,173,500  MXN  MXN TIIE            5.735        11/29/12      119,363
                                                          BANXICO
Bank of America Merrill Lynch             1,341,500  MXN  MXN TIIE            5.750         12/5/12       72,870
                                                          BANXICO
Barclays Bank plc                           829,100  MXN  MXN TIIE            5.630         1/21/13       95,596
                                                          BANXICO
Citibank NA                                 829,200  MXN  MXN TIIE            5.640         1/16/13      116,499
                                                          BANXICO
Deutsche Bank AG                          1,731,500  MXN  MXN TIIE            5.890         1/10/13      389,231
                                                          BANXICO
Goldman Sachs Group, Inc. (The)           2,141,500  MXN  MXN TIIE            5.880        12/14/12      475,909
                                                          BANXICO
                                        -----------                                                  -----------
Total                                     9,918,300  MXN                                               1,424,676
                                        -----------                                                  -----------

25 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                          NOTIONAL
INTEREST RATE/                              AMOUNT          PAID BY      RECEIVED BY    TERMINATION
SWAP COUNTERPARTY                           (000'S)        THE FUND         THE FUND           DATE        VALUE
---------------------------------      -----------        ---------    -------------    -----------  -----------
SIX-MONTH AUD BBR BBSW
Westpac Banking Corp                        130,595  AUD      6.098%      Six-Month          1/5/21   (2,786,095)
                                                                            AUD BBR
                                                                               BBSW
SIX-MONTH CZK PRIBOR PRBO:
Barclays Bank plc                         1,806,900  CZK      3.200       Six-Month        12/21/15     (604,047)
                                                                         CZK PRIBOR
                                                                               PRBO
Morgan Stanley                            1,713,400  CZK      3.060       Six-Month        12/16/15     (317,004)
                                                                         CZK PRIBOR
                                                                               PRBO
                                        -----------                                                  -----------
Total                                     3,520,300  CZK                                                (921,051)
SIX-MONTH EUR EURIBOR:
Barclays Bank plc                            70,270  EUR       Six-           3.580         2/21/15      512,264
                                                              Month
                                                                EUR
                                                            EURIBOR
Morgan Stanley                               68,260  EUR       Six-           3.410        12/16/15      202,232
                                                              Month
                                                                EUR
                                                            EURIBOR
                                        -----------                                                  -----------
Total                                       138,530  EUR                                                 714,496
SIX-MONTH JPY BBA LIBOR
JPMorgan Chase Bank NA                   11,025,000  JPY      1.233       Six-Month          1/7/21   (1,195,805)
                                                                            JPY BBA
                                                                              LIBOR
THREE-MONTH NZD BBR FRA
Barclays Bank plc                           169,875  NZD     Three-           5.280          5/5/21    2,629,614
                                                              Month
                                                            NZD BBR
                                                                FRA
THREE-MONTH USD BBA LIBOR
Barclays Bank plc                           133,000          Three-           3.371          1/6/21    3,889,585
                                                              Month
                                                            USD BBA
                                                              LIBOR
THREE-MONTH ZAR JIBAR SAFEX:
Barclays Bank plc                           438,580  ZAR      7.040          Three-         1/21/14     (490,064)
                                                                          Month ZAR
                                                                        JIBAR SAFEX
Barclays Bank plc                           434,700  ZAR      7.050          Three-         1/24/14     (487,227)
                                                                          Month ZAR
                                                                        JIBAR SAFEX
                                        -----------                                                  -----------
Total where Fund pays a fixed rate          873,280  ZAR                                                (977,291)
                                        -----------                                                  -----------
Barclays Bank plc                           171,750  ZAR     Three-           8.350         1/24/21      942,697
                                                              Month
                                                          ZAR JIBAR
                                                              SAFEX

26 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                          NOTIONAL
INTEREST RATE/                              AMOUNT          PAID BY      RECEIVED BY    TERMINATION
SWAP COUNTERPARTY                           (000'S)        THE FUND         THE FUND           DATE         VALUE
---------------------------------      -----------        ---------    -------------    -----------  ------------
Barclays Bank plc                           173,030  ZAR  Three-              8.310         1/21/21       866,455
                                                          Month
                                                          ZAR JIBAR
                                                          SAFEX
Goldman Sachs Group, Inc. (The)           1,383,820  ZAR  Three-              8.700         3/11/14     1,597,314
                                                          Month
                                                          ZAR JIBAR
                                                          SAFEX
JPMorgan Chase Bank NA                    1,391,920  ZAR  Three-              8.480         3/1/14      1,272,568
                                                          Month
                                                          ZAR JIBAR
                                                          SAFEX
JPMorgan Chase Bank NA                    1,392,320  ZAR  Three-              8.390         3/2/14      1,093,586
                                                          Month
                                                          ZAR JIBAR
                                                          SAFEX
JPMorgan Chase Bank NA                    1,095,720  ZAR  Three-              8.650         3/4/14      1,222,472
                                                          Month
                                                          ZAR JIBAR
                                                          SAFEX
                                        -----------                                                  ------------
Total where Fund pays a variable rate     5,608,560  ZAR                                                6,995,092
                                        -----------                                                  ------------
Total                                     6,481,840  ZAR                                                6,017,801
                                                                                                     ------------
                                                                        Total Interest Rate Swaps    $ 14,457,581
                                                                                                     ============

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD            Australian Dollar
BRR            Brazilian Real
CZK            Czech Koruna
EUR            Euro
JPY            Japanese Yen
MXN            Mexican Nuevo Peso
NZD            New Zealand Dollar
ZAR            South African Rand

Abbreviations/Definitions are as follows:
BANIXCO        Banco de Mexico
BBA LIBOR      British Bankers' Association London-Interbank Offered Rate
BBR BBSW       Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI           Brazil Interbank Deposit Rate
EURIBOR        Euro Interbank Offered Rate
FRA            Forward Rate Agreement
JIBAR          South Africa Johannesburg Interbank Agreed Rate
PRIBOR PRBO    Prague Interbank Offering Rate
SAFEX          South African Futures Exchange
TIIE           Interbank Equilibrium Interest Rate

27 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

TOTAL RETURN SWAP CONTRACTS AS OF JUNE 30, 2011 ARE AS FOLLOWS:

REFERENCE ENTITY/                  NOTIONAL
SWAP COUNTERPARTY                    AMOUNT                              PAID BY              RECEIVED BY  TERMINATION
                                     (000'S)                            THE FUND                 THE FUND         DATE        VALUE
--------------------------------  ----------       -----------------------------  -----------------------  -----------   ----------
CUSTOM BASKET OF SECURITIES:
                                                   One-Month CHF BBA
                                                   LIBOR plus 30 basis
                                                   points and if negative,
                                                   the absolute value of the      If positive, the Total
                                                   Total Return of a custom       Return of a custom
Citibank NA                           19,948  CHF  basket of securities           basket of securities        1/11/12   $(1,192,710)
                                                   One-Month DKK BBA
                                                   LIBOR plus 30 basis
                                                   points and if negative,
                                                   the absolute value of the      If positive, the Total
                                                   Total Return of a custom       Return of a custom
Citibank NA                           33,884  DKK  basket of securities           basket of securities        1/11/12      (137,385)
                                                   One-Month EURIBOR
                                                   plus 30 basis points and
                                                   if negative, the absolute
                                                   value of the Total Return      If positive, the Total
                                                   of a custom basket of          Return of a custom
Citibank NA                           40,308  EUR  securities                     basket of securities        1/11/12    (1,871,066)
                                                   One-Month GBP BBA
                                                   LIBOR plus 30 basis
                                                   points and if negative,
                                                   the absolute value of the      If positive, the Total
                                                   Total Return of a custom       Return of a custom
Citibank NA                            5,278  GBP  basket of securities           basket of securities        1/11/12        133,003
                                                   One-Month SEK
                                                   STIBOR SIDE plus 30
                                                   basis points and if
                                                   negative, the absolute
                                                   value of the Total Return      If positive, the Total
                                                   of a custom basket of          Return of a custom
Citibank NA                           66,203  SEK  securities                     basket of securities        1/11/12      (189,869)
                                                   One-Month JPY BBA
                                                   LIBOR plus 53 basis
                                                   points and if negative,
                                                   the absolute value of the      If positive, the Total
                                                   Total Return of a custom       Return of a custom
Citibank NA, New York              6,507,193  JPY  basket of securities           basket of securities        4/16/12      1,002,694
                                                   One-Month GBP BBA
                                                   LIBOR plus 50 basis
                                                   points and if negative,
                                                   the absolute value of the      If positive, the Total
                                                   Total Return of a custom       Return of a custom
Morgan Stanley                        49,582  GBP  basket of securities           basket of securities
                                                                                  Reference Entity Total      1/16/12      (779,281)
                                                                                                                        -----------
                                                                                                                         (3,034,614)
MSCI DAILY TR GROSS EAFE
USD INDEX:
                                                                                  One-Month USD
                                                                                  BBA LIBOR plus
                                                                                         15 basis points
                                                                                  and if negative,
                                                                                  the absolute value
                                                                                  of the Total
                                                   If positive, the Total         Return of the
                                                   Return of the MSCI Daily       MSCI Daily Gross EAFE
Citibank NA                            7,648       Gross EAFE USD Index           USD Index One-Month USD     10/7/11       109,211


28 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

REFERENCE ENTITY/                  NOTIONAL
SWAP COUNTERPARTY                    AMOUNT                              PAID BY              RECEIVED BY  TERMINATION
                                     (000'S)                            THE FUND                 THE FUND         DATE        VALUE
--------------------------------  ----------       -----------------------------  -----------------------  -----------   ----------
Citibank NA                           12,796                                                                    1/9/12      169,645

                                                                                  BBA LIBOR plus
                                                                                  15 basis points
                                                                                  and if negative,
                                                                                  the Total Return
                                                   If positive, the Total         of the MSCI Daily
                                                   Return of the MSCI Daily       Gross EAFE USD
                                                   Gross EAFE USD Index           Index

                                                                                  One-Month USD
                                                                                  LIBOR minus 5
                                                                                  basis points and if
                                                                                  negative, the
                                                                                  absolute value of
                                                                                  the Total Return
                                                   If positive, the Total         of the MSCI Daily
                                                   Return of the MSCI Daily       Gross EAFE USD                7/8/11       (4,586)
Goldman Sachs Group, Inc. (The)          788       Gross EAFE USD Index           Index
                                                                                  One-Month USD
                                                                                  BBA LIBOR plus
                                                                                  20 basis points
                                                                                  and if negative,
                                                                                  the absolute value
                                                                                  of the Total
                                                   If positive, the Total         Return of the
                                                   Return of the MSCI Daily       MSCI Daily Gross
Goldman Sachs Group, Inc. (The)       17,232       Gross EAFE USD Index           EAFE USD Index               5/10/12     (104,861)
                                                                                  One-Month USD
                                                                                  LIBOR minus 5
                                                                                  basis points and if
                                                                                  negative, the
                                                                                  absolute value of
                                                                                  the Total Return
                                                   If positive, the Total         of the MSCI Daily
                                                   Return of the MSCI Daily       Gross EAFE USD
Goldman Sachs Group, Inc. (The)        6,028       Gross EAFE USD Index           Index                         7/8/11      (38,462)
                                                                                  One-Month USD
                                                                                  BBA LIBOR minus
                                                                                  5 basis points and
                                                                                  if negative, the
                                                                                  absolute value of
                                                                                  the Total Return
                                                   If positive, the Total         of the MSCI Daily
                                                   Return of the MSCI Daily       Gross EAFE USD
Goldman Sachs Group, Inc. (The)          955       Gross EAFE USD Index           Index                        11/5/11       (4,989)
                                                                                  One-Month USD
                                                                                  BBA LIBOR minus
                                                                                  35 basis points
                                                                                  and if negative,
                                                                                  the absolute value
                                                                                  of the Total
                                                   If positive, the Total         Return of the
                                                   Return of the MSCI Daily       MSCI Daily Gross
Morgan Stanley                        11,882       Gross EAFE USD Index           EAFE USD Index               10/7/11      (86,427)
                                                                                  One-Month USD
                                                                                  BBA LIBOR minus
                                                                                  10 basis points
                                                                                  and if negative,
                                                                                  the absolute value
                                                                                  of the Total                 10/7/11      210,175
                                                                                                                            -------
                                                                                  Return of the
                                                   If positive, the Total         MSCI Daily Gross
                                                   Return of the MSCI Daily       EAFE USD Index Reference
UBS AG                                18,866       Gross EAFE USD Index           Entity Total                              249,706

29 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

REFERENCE ENTITY/                  NOTIONAL
SWAP COUNTERPARTY                    AMOUNT                              PAID BY              RECEIVED BY  TERMINATION
                                     (000'S)                            THE FUND                 THE FUND         DATE         VALUE
--------------------------------  ----------       -----------------------------  -----------------------  -----------    ----------
MSCI DAILY TR GROSS EUROPE
EURO INDEX:
                                                                                  One-Month EUR
                                                                                  EURIBOR minus
                                                                                  20 basis points
                                                                                  and if negative,
                                                                                  the absolute value
                                                                                  of the Total
                                                   If positive, the Total         Return of the
                                                   Return of the MSCI Daily       MSCI Daily Gross
Citibank NA                            4,214  EUR  Gross Europe Euro Index        Europe Euro Index          1/6/12         (31,373)
                                                                                  One-Month EUR
                                                                                  EURIBOR and if
                                                                                  negative, the
                                                                                  absolute value of
                                                                                  the Total Return
                                                   If positive, the Total         of the MSCI Daily
                                                   Return of the MSCI Daily       Gross Europe
Goldman Sachs Group, Inc. (The)       55,387  EUR  Gross Europe Euro Index        Euro Index                 1/12/12       (385,120)
                                                                                                                       ------------
                                                                                  Reference Entity
                                                                                  Total                                    (416,493)
MSCI DAILY TR NET GERMANY
USD INDEX                                          One-Month USD BBA              If positive, the
                                                   LIBOR minus 15 basis           Total Return of
                                                   points and if negative, the    the MSCI Daily
                                                   absolute value of the Total    Net Germany
                                                   Return of the MSCI Daily       USD Index                   6/1/12        357,493
Citibank NA                          13,450        Net Germany USD Index
MSCI DAILY TR NET ITALY USD INDEX
                                                                                  If positive, the
                                                   One-Month USD BBA              absolute value of
                                                   LIBOR minus 25 basis           the Total Return
                                                   points and if negative, the    of the MSCI Daily
                                                   absolute value of the MSCI     Net Italy USD
Goldman Sachs Group, Inc. (The)       13,264       Daily Net Italy USD Index      Index                       3/6/12       (301,521)
MSCI DAILY TR NET JAPAN USD
                                                   One-Month USD BBA
                                                   LIBOR plus 20 basis points     If positive, the
                                                   and if negative, the absolute  Total Return of
                                                   value of the Total Return of   the MSCI Daily
                                                   the MSCI Daily Net Japan       Net Japan USD
INDEX UBS AG                          13,352       USD Index                      Index                       6/4/12        367,312
MSCI DAILY TR NET NETHERLANDS
                                                   One-Month USD BBA              If positive, the
                                                   LIBOR plus 20 basis points     Total Return of
                                                   and if negative, the absolute  the MSCI Daily
                                                   value of the Total Return of   Net Netherlands
                                                   the MSCI Daily Net             USD Index                   5/7/12       (306,970)
USD INDEX UBS AG                      13,767       Netherlands USD Index
MSCI DAILY TR NET SPAIN USD
INDEX                                              One-Month USD BBA
                                                   LIBOR minus 33 basis           If positive, the
                                                   points and if negative, the    Total Return of
                                                   absolute value of the Total    the MSCI Daily
                                                   Return of the MSCI Daily       Net Spain USD
Nomura International                  12,926       Net Spain USD Index            Index                       3/6/12        655,008
                                                                                                                       ------------
                                                                                  Total of Total
                                                                                  Return Swaps                         $ (2,430,079)
                                                                                                                       ============

30 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF          Swiss Franc
DKK          Danish Krone
EUR          Euro
GBP          British Pound Sterling
JPY          Japanese Yen
SEK          Swedish Krona

Abbreviations are as follows:

BBA LIBOR    British Bankers' Association London-Interbank Offered Rate
EURIBOR      Euro Interbank Offered Rate
MSCI         Morgan Stanley Capital International
MSCI EAFE    Morgan Stanley Capital International Europe, Australia and Far
             East. A stock market index of foreign stocks from the perspective of a North American investor
STIBOR SIDE  Stockholm Interbank Offered Rate

SWAP SUMMARY AS OF JUNE 30, 2011 IS AS FOLLOWS:

                                                                          NOTIONAL
                                       SWAP TYPE FROM                       AMOUNT
SWAP COUNTERPARTY                      FUND PERSPECTIVE                     (000'S)             VALUE
-----------------------------------    ------------------------------  ------------       -----------
Banco Santander SA, Inc.               Interest Rate                         96,790  BRR  $   677,186
Bank of America Merrill Lynch          Interest Rate                      4,387,000  MXN      347,441
Barclays Bank plc:
                                       Credit Default Sell Protection        80,410        (1,916,642)
                                       Interest Rate                      1,806,900  CZK     (604,047)
                                       Interest Rate                         70,270  EUR      512,264
                                       Interest Rate                        829,100  MXN       95,596
                                       Interest Rate                        169,875  NZD    2,629,614
                                       Interest Rate                        133,000         3,889,585
                                       Interest Rate                      1,218,060  ZAR      831,861
                                                                                          -----------
                                                                                            5,438,231
Citibank NA:
                                       Interest Rate                        829,200  MXN      116,499
                                       Total Return                          19,948  CHF   (1,192,710)
                                       Total Return                          33,884  DKK     (137,385)
                                       Total Return                          44,522  EUR   (1,902,439)
                                       Total Return                           5,278  GBP      133,003
                                       Total Return                          66,203  SEK     (189,869)
                                       Total Return                          33,894           636,349
                                                                                          -----------
                                                                                           (2,536,552)
Citibank NA, New York                  Total Return                       6,507,193  JPY    1,002,694
Credit Suisse International            Credit Default Sell Protection        25,865          (334,503)
Deutsche Bank AG                       Interest Rate                      1,731,500  MXN      389,231
Goldman Sachs Bank USA                 Credit Default Sell Protection        15,190          (357,675)

31 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                           NOTIONAL
                                       SWAP TYPE FROM                        AMOUNT
SWAP COUNTERPARTY                      FUND PERSPECTIVE                     (000'S)             VALUE
-----------------------------------    ------------------------------  ------------       -----------
Goldman Sachs Group, Inc. (The):
                                       Interest Rate                        245,770  BRR   (1,192,736)
                                       Interest Rate                      2,141,500  MXN      475,909
                                       Interest Rate                      1,383,820  ZAR    1,597,314
                                       Total Return                          55,387  EUR     (385,120)
                                       Total Return                          38,267          (454,419)
                                                                                          ------------
                                                                                               40,948
HSBC Bank USA                          Credit Default Sell Protection        24,135        (1,348,635)
JPMorgan Chase Bank NA:
                                       Credit Default Sell Protection        15,190          (357,675)
                                       Interest Rate                         56,300  BRR    3,509,456
                                       Interest Rate                     11,025,000  JPY   (1,195,805)
                                       Interest Rate                      3,879,960  ZAR    3,588,626
                                                                                          -----------
                                                                                            5,544,602
JPMorgan Chase Bank NA, NY Branch      Credit Default Sell Protection        12,045          (909,395)
Merrill Lynch Capital Services, Inc.   Credit Default Sell Protection        15,020        (1,134,007)
Morgan Stanley:
                                       Interest Rate                        242,460  BRR    1,690,454
                                       Interest Rate                      1,713,400  CZK     (317,004)
                                       Interest Rate                         68,260  EUR      202,232
                                       Total Return                          49,582  GBP     (779,281)
                                       Total Return                          11,882           (86,427)
                                                                                          -----------
                                                                                              709,974
Morgan Stanley Capital Services, Inc.  Credit Default Sell Protection        10,410          (155,703)
Nomura International                   Total Return                          12,926           655,008
UBS AG:
                                       Credit Default Sell Protection        15,010        (1,133,252)
                                       Total Return                          45,985           270,517
                                                                                          -----------
                                                                                             (862,735)
Westpac Banking Corp                   Interest Rate                        130,595  AUD   (2,786,095)
                                                                                          -----------
                                                                       Total Swaps        $ 4,380,015
                                                                                          ===========

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD         Australian Dollar
BRR         Brazilian Real
CHF         Swiss Franc
CZK         Czech Koruna
DKK         Danish Krone
EUR         Euro
GBP         British Pound Sterling
JPY         Japanese Yen
MXN         Mexican Nuevo Peso
NZD         New Zealand Dollar
SEK         Swedish Krona
ZAR         South African Rand

32 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

NZD  New Zealand Dollar
SEK  Swedish Krona
ZAR  South African Rand

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

33 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

                      WHEN-ISSUED OR DELAYED DELIVERY BASIS TRANSACTIONS
                      --------------------------------------------------
Purchased securities  $                                       87,230,697

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2011 is as follows:

Cost                               $59,292,853
Market Value                       $ 7,347,712
Market Value as a % of Net Assets        0.05%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market

34 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

35 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $91,189,224, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $23,648,676 as of June 30, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of June 30, 2011 the Fund has required certain counterparties to post collateral of $10,190,625.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of June 30, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $37,129,968 for which the Fund has posted collateral of $6,831,373. If a contingent feature would have been triggered as of June 30, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the

36 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $5,781,388,453, and $3,801,127,646, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and
Liabilities in the annual and semiannual reports.   The net change in unrealized
appreciation and depreciation is reported in the Statement of Operations in the annual an semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

37 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the period ended June 30, 2011, the Fund had an ending monthly average market value of $620,104,193 and $917,926,810 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 30, 2011, the Fund had an ending monthly average market value of $13,770,917 and $124,699 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

38 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

During the period ended June 30, 2011, the Fund had an ending monthly average market value of $873,824 and $89,785 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended June 30, 2011 was as follows:

                                               CALL OPTIONS                       PUT OPTIONS
                           --------------------------------    ------------------------------
                                  NUMBER OF       AMOUNT OF          NUMBER OF      AMOUNT OF
                                  CONTRACTS        PREMIUMS          CONTRACTS       PREMIUMS
                           ----------------  --------------    ---------------  -------------
Options outstanding as of
September 30, 2010          35,181,000,000   $   9,173,441                 --   $         --
Options written              8,951,085,000       6,767,739      8,851,565,000      5,357,059
Options closed or expired  (41,541,140,000)    (13,452,018)    (2,554,360,000)    (2,097,106)
Options exercised           (2,554,360,000)     (2,098,118)    (6,193,820,000)    (2,592,818)
                           ----------------  --------------    ---------------  -------------
Options outstanding as of
June 30, 2011                   36,585,000   $     391,044        103,385,000   $    667,135
                           ================  ==============    ===============  =============

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific
underlying reference asset.   Swap contracts are typically more attractively
priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk
factors.   Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

39 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the period ended June 30, 2011, the Fund had ending monthly average notional amounts of $7,093,000 and $90,564,500 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended June 30, 2011, the Fund had ending monthly average notional amounts of $526,808,299 and $1,764,714,828 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

40 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

     For the period ended June 30, 2011, the Fund had ending monthly average notional amounts of $331,202,037 and $169,759,913 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of June 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities           $12,834,613,950
Federal tax cost of other investments       (948,105,107)
                                         ----------------
Total federal tax cost                   $ 11,886,508,843
                                         ================
Gross unrealized appreciation            $   877,393,463
Gross unrealized depreciation               (200,518,545)
                                         ----------------
Net unrealized appreciation              $   676,874,918
                                         ================

41 | Oppenheimer International Bond Fund

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 08/10/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 08/10/2011

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 08/10/2011